As filed with the U.S. Securities and Exchange Commission on April 25, 2019
Registration No. 333-100664

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 18 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 66 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 29, 2019 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 29, 2019
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
Survivorship VUL
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
Utilities
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
SVUL NY 2019

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The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for John Hancock NY and Separate Account B. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the last Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, additional lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.
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Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy in the first 15 years from the purchase of the policy. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
FEE TABLES
The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	15% of each premium paid for the first 10 Policy Years
Surrender Charge	Upon withdrawal, surrender or policy lapse	The maximum surrender charge for any policy per $1000 of Face Amount is $31.19. A surrender charge is applicable during the first 15 Policy Years and is based on the Face Amount of the policy.
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Rebalancer	Upon transfer	Guaranteed $15.00
Current $0.00
The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy, not including fees and expenses of the portfolios, the underlying variable investment options for your policy.
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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 55 year old male and a 50 year old female, both preferred non-smoking, protection to age 100)	Male: $0.03 per $1,000 of the net amount at risk Female: $0.02 per $1,000 of the net amount at risk
Cost of Insurance –Optional Return of Premium Rider[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 55 year old male and a 50 year old female, both preferred non-smoking, protection to age 100)	Male: $0.03 per $1,000 of the net amount at risk Female: $0.02 per $1,000 of the net amount at risk
Mortality and Expense Risk Fees	Monthly	In Policy Years 1-15 the charge is 0.10% monthly (1.20% annually; thereafter, the charge is 0.03% (0.3% annually))[2]
Administration Charge	Monthly	An administration charge of $0.18 per $1,000 of current Face Amount per Policy Month will be deducted in the first Policy Year. In subsequent years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current Face Amount per Policy Month.
Loan Interest Rate (Net) [3]	Annually	1.25%
Optional Extended No Lapse Guarantee	Monthly	Minimum and Maximum Charge	The possible range of the cost of guarantee is from $0.01 to $0.08 per $1,000 of Base Face Amount.
		Charge for a Representative Policy Owner (a 55 year old male and a 50 year old female, both preferred non-smoking, protection to age 100)	$0.03 per $1,000 of the Base Face Amount.

1. The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy. The election (or failure to elect) the Return of Premium Death Benefit Rider will impact the total cost of insurance charges.
2. The charge is 0.0% on a current basis.
3. The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account and is guaranteed not to exceed 1.25%.
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.47%	1.87%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.85%, respectively.
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Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
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Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
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Portfolio	Subadviser	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
POLICY SUMMARY
General
The policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit Percentage.
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Death Benefits
The policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the policy at the date of death or, if greater, the Minimum Death Benefit. The policy owner may change the death benefit option and increase or decrease the Face Amount.
Premiums
Premium payments may be made at any time and in any amount, subject to certain limitations as described under “Premium Payments—Subsequent Premiums.” Net Premiums will be allocated, according to the policy owner’s instructions, to one or more of our Fixed Account and the sub-accounts of the Separate Account. The policy owner may change allocation instructions at any time and may make transfers among the Fixed Account and the sub-accounts of the Separate Account.
Policy Value
The policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policy owner has allocated premiums. The policy owner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the policy.
Policy Loans
The policy owner may borrow against the Cash Surrender Value of the policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the Life Insured’s death, or upon surrender.
Surrender and Partial Withdrawals
The policy owner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the policy and an assessment of a portion of the surrender charges to which the policy is subject.
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less surrender charges and outstanding monthly deductions due minus the Policy Debt.
Lapse and Reinstatement
Unless the No-Lapse Guarantee is in effect, a policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policy owner. If the No-Lapse Guarantee is in effect, the policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.
The policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.
A lapsed policy may be reinstated by the policy owner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under “Lapse and Reinstatement—Reinstatement.”
Charges and Deductions
The Company assesses certain charges and deductions in connection with the policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) charges deducted from premiums paid, and (iii) charges assessed on surrender or lapse. These charges are summarized in the Fee Tables.
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In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.
The portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated portfolios.
Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction.
Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The variable investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
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ISSUING A POLICY
Requirements
To purchase a policy, you must submit a completed application. The Company will not issue a policy until the underwriting process has been completed to its satisfaction.
Policies may be issued on a basis which does not take into account the sex and/or smoking status of the Lives Insured with prior approval from the Company. A policy will generally be issued only on the lives of insureds from ages 20 through 90.
Each policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions in Appendix A). The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are determined. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the policy issuance. The Policy Date is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.
If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and;
•	the Issue Date will be the date the Company issues the policy.
The initial premium must be received within 60 days after the Issue Date and the Lives Insured must be in good health on the date the initial premium is received. If the premium is not paid or the application is rejected, the policy will be canceled and any partial premium paid will be returned to the applicant.
Minimum Initial Face Amount
John Hancock NY will generally issue a policy only if it has a Face Amount of at least $250,000.
Backdating a Policy
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated more than six months before the date of the application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market sub-account.
Temporary Insurance Agreement
In accordance with the Company’s underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis. This means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company’s usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to the Company’s underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.
Right to Examine the Policy
A policy may be returned for a refund of the premium within 10 days after it is received. This ten day period is known as the “Right to Examine the Policy Period.” The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the
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beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. During the “Right to Examine the Policy Period,” the Policy Value will be allocated to the Money Market sub-account. John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.
If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by John Hancock NY, it will pay the policy owner the Policy Value, computed at the end of the valuation period during which the policy is received by John Hancock NY. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.
Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policy owner should consult with his or her attorney or John Hancock NY agent regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.
If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the “Right to Examine” period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.
Life Insurance Qualification
This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.
Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).
Changes to the policy may affect the maximum amount of premiums, such as:
•	A change in the policy’s Face Amount.
•	A change in the death benefit option.
•	Partial withdrawals.
•	Addition or deletion of supplementary benefits.
Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policy owner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.
Minimum Death Benefit. The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.
Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
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Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by adjusting the values proportionately.
DEATH BENEFITS
If the policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless the beneficiary and the Company agree to another form of settlement option. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company’s receipt of a request for surrender, no insurance benefit will be payable, and the Company may pay only the Net Cash Surrender Value.
Death Benefit Options
There are two death benefit options, described below.
Death Benefit Option 1. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit.
Death Benefit Option 2. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the policy at the date of death or, if greater, the Minimum Death Benefit.
Changing the Death Benefit Option
The policy owner may change the death benefit option on the first day of any Policy Month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option will result in a change in the policy’s Face Amount, in order to avoid any change in the amount of the death benefit, as follows:
Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The policy will not be assessed a surrender charge for a reduction in Face Amount solely due to a change in the death benefit option.
Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.
Changing the Face Amount
Subject to the limitations stated in this prospectus, a policy owner may, upon written request, increase or decrease the Face Amount of the policy. The Company reserves the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.
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Increase in Face Amount. Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the Policy Month following the date John Hancock NY approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds’ Attained Ages at the effective date of the increase would be greater than the maximum issue age for new policies at that time.
New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a “Right to Examine” with respect to any increase resulting in new surrender charges.
An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase. See “Lapse and Reinstatement— No-Lapse Guarantee.”
Increase with Prior Decreases. If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.
Decrease in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date John Hancock NY approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.
Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.
Factors that Affect the Death Benefit
In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.
PREMIUM PAYMENTS
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market sub-account.
The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.
On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policy owner’s instructions.
Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time and in any amount until the Maturity Date, subject to the limitations on premium amount described below.
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A policy will be issued with a planned premium, which is based on the amount of premium the policy owner wishes to pay. John Hancock NY will send notices to the policy owner setting forth the planned premium at the payment interval selected by the policy owner. However, the policy owner is under no obligation to make the indicated payment.
The Company may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, the policy does have a No-Lapse Guarantee (as well as Optional Extended No-Lapse Guarantee), which would prevent the policy from lapsing during the guarantee period, provided certain criteria, as described under “Lapse and Reinstatement—No-Lapse Guarantee,” are satisfied.
All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.
Maximum Premium Limitation
In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.
If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policy owner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.
CHARGES AND DEDUCTIONS
Premium Charge
John Hancock NY deducts a premium charge from each premium payment, equal to 15% of the premium for the first 10 Policy Years. The premium charge is designed to cover a portion of the Company’s acquisition and sales expenses and premium taxes, or other related taxes associated with the sale of life insurance products, including the policies, in the state of New York.
Surrender Charges
The Company will deduct a surrender charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:
•	the policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount),
•	there is a decrease in Face Amount, or
•	the policy lapses.
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Unless otherwise allowed by the Company and specified by the policy owner, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made. The surrender charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the policies, including agents’ commission, advertising, agent training and the printing of prospectuses and sales literature.
Surrender Charge Calculation. The surrender charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):
Surrender Charge = (Surrender Charge Rate) × (Face Amount Associated with the Surrender Charge ÷ 1000) × (Grading Percentage)
Face Amount associated with the Surrender Charge. The Face Amount associated with the Surrender Charge equals the Face Amount for which the surrender charge is being applied.
Surrender Charge Rate (the calculation is also described in words below)
Surrender Charge Rate = (8.5) + (82.5%) × (Surrender Charge Premium)
Definitions of the Formula Factors Above
The Surrender Charge Premium is the Surrender Charge Premium Limit specified in the policy per $1000 of Face Amount:
Grading Percentage. The grading percentage is based on the issue age of the youngest of the Lives Insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:
	Surrender Charge Grading Percentage
Issue Ages of Younger Insured	0-75	76	77	78	79	80+
Policy Year 1	93%	92%	92%	91%	90%	90%
Policy Year 2	86%	85%	84%	83%	81%	80%
Policy Year 3	80%	78%	76%	75%	72%	70%
Policy Year 4	73%	71%	69%	66%	63%	60%
Policy Year 5	66%	64%	61%	58%	54%	50%
Policy Year 6	60%	57%	53%	50%	45%	40%
Policy Year 7	53%	50%	46%	41%	36%	30%
Policy Year 8	46%	42%	38%	33%	27%	20%
Policy Year 9	40%	35%	30%	25%	18%	10%
Policy Year 10	33%	28%	23%	16%	9%	0%
Policy Year 11	26%	21%	15%	8%	0%
Policy Year 12	20%	14%	7%	0%
Policy Year 13	13%	7%	0%
Policy Year 14	6%	0%
Policy Year 15	0%
Formulas Described in Words
Surrender Charge. The surrender charge is determined by multiplying the Surrender Charge Rate by the Face Amount Associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each Policy Year to zero over a period not to exceed 15 years. The maximum surrender charge for any policy per $1000 of Face Amount is $ 31.19.
Surrender Charge Rate. The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals 8.5 and (b) equals 82.5% times the Surrender Charge Premium.
Illustration of Surrender Charge Calculation.
Assumptions.
•	50 year old male and 40 year old female
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•	policy issued 7 years ago
•	Surrender Charge Premium for the policy is $3.18
•	Face Amount of the policy is $250,000
•	policy is surrendered during the last month of the seventh Policy Year
Surrender Charge. The Surrender Charge to be assessed would be $1473 determined as follows:
•	First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.
Surrender Charge Rate = (8.5) + (82.5%) × (Surrender Charge Premium)
$11.12 = (8.50) + (82.5%) × (3.18)
The Surrender Charge Rate is equal to $11.12.
•	Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the surrender charge is determined as set forth below:
Surrender Charge = (Surrender Charge Rate) × (Face Amount Associated with the Surrender Charge) ×
(Grading Percentage)
$1,473 = (11.12) × (250,000 ÷ 1000) × (53%)
The surrender charge is equal to $1,473.
Surrender Charges on a Partial Withdrawal. A partial withdrawal will result in the assessment of a portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount (as described below) to the Net Cash Surrender Value of the policy as of the date of the withdrawal. The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account.
Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.
Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge.
Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.
Withdrawal Tier Amount. The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as of the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.
Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:
•	a monthly administration charge;
•	a monthly charge for the cost of insurance;
•	a monthly mortality and expense risk charge;
•	a monthly charge for any supplementary benefits added to the policy.
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Unless otherwise allowed by the Company and specified by the policy owner, the monthly deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.
Administration Charge. This charge will be equal to $ 0.175 per $1,000 of current Face Amount per Policy Month in the first Policy Year. The charge is paid to the Company and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.
Cost of Insurance Charge. The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.
The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
(b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
The rates for the cost of insurance are blended and based upon the Attained Age, sex, and risk classification of the Lives Insured.
Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.
The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.
The election (or failure to elect) the Return of Premium Death Benefit Rider will impact the total cost of insurance charges.
Mortality and Expense Risk Charge. A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
The charge varies by Policy Year as follows:
Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Expense Risks Charge
1-15	0.10%	1.20%
16+	0.03%	0.30%

* Rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.
Charges for Supplementary Benefits. If the policy includes supplementary benefits, a charge will be made applicable to such supplementary benefit.
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Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, to cover processing and other administrative costs associated with such transfers.
Reduction in Charges
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. John Hancock NY reserves the right to reduce any of the policy’s loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.
SPECIAL PROVISIONS FOR EXCHANGES
The Company will permit owners of certain fixed life insurance policies issued by John Hancock NY to exchange their policies for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed policies issued by John Hancock NY). Policy owners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
At the present time, the Company makes no specific charge for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the policies.
POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to the policy owner by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Accounts chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”
Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy times the value of such units.
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Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock NY. For a detailed description of the Fixed Account, see “The General Account—Fixed Account.”
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at an effective annual rate of at least 4%. For a detailed description of the Loan Account, see “Policy Loans—Loan Account.”
Units and Unit Values
Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.
Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other
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actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
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While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.
POLICY LOANS
At any time while this policy is in force, a policy owner may borrow against the Policy Value of the policy. The amount of any loan cannot exceed 90% of the policy’s Net Cash Surrender Value. The policy serves as the security for the loan. Policy loans may have tax consequences, see “Policy Loans” under the heading “Tax Treatment of Policy Benefits.”
Loan Value. The Loan Value is equal to the policy’s Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.
Effect of Policy Loan
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this
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test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. The actual rate charged is equal to the rate of interest charged on the policy loan less the amount credited on the Loan Account. This amount, referred to as the Loan Interest Credited Differential, is currently 1.25% and guaranteed not to exceed this percentage. We may change the differential as of 90 days after we send you written notice of such change.
If the interest due on a Policy Anniversary is not paid by the policy owner, the interest will be borrowed against the policy. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policy owner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policy owner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4%. The excess of the loan interest charged (5.25%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.
Loan Account Adjustments. On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts or the Fixed Account in the same proportion as the value in each Investment Account and Fixed Account bears to the Net Policy Value.
Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account, until the value that was transferred from it is fully restored, and then to each Investment Account in the same proportion that the value that was transferred from it bears to the value of the Loan Account.
Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while a Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the Initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which John Hancock NY receives the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.
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Partial Withdrawals
A policy owner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policy owner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal see “Charges and Deductions—Surrender Charges.”
Reduction in Face Amount due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charges.
If the death benefit is based upon the Policy Value times the Minimum Death Benefit percentage set forth under “Issuing a Policy—Life Insurance Qualification,” the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.
LAPSE AND REINSTATEMENT
Lapse
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any Policy Month the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations.” John Hancock NY will notify the policy owner of the default and will allow a 61 day grace period in which the policy owner may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.
No-Lapse Guarantee
As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.
The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.
The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if the Face Amount of the policy is changed, if there is a death benefit option change, or if there is any change in the supplementary benefits added to the policy or in the risk classification of any Lives Insured because of a change in smoking status.
The No-Lapse Guarantee Period is set at issue and will vary by issue age, as set forth in the policy.
While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policy owner of that fact and allow a 61-day grace period in which the policy owner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policy owner, will be equal to the lesser of:
•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or
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•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.
No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any Policy Debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
Optional Extended No-Lapse Guarantee. Subject to state approval, an optional rider may be added to the policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the policy owner and (c) age 100 of the Life Insureds. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk classification, smoking status and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider.
Death During Grace Period. If the last Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
A policy owner can reinstate a policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:
•	All Lives’ Insured risk classifications are standard or preferred, and
•	All Lives’ Insured Attained Ages are less than 46.
A policy owner can reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	Evidence of insurability of the Lives Insured, or of the survivor who was insured at the end of the grace period, satisfactory to the Company is provided to the Company;
•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the next two monthly deductions;
•	The policy cannot be reinstated if any of the Lives Insured die after the policy has terminated.
If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policy owner’s request or the date the required payment is received at the Company’s Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of the policy will be reinstated if the policy is reinstated.
Generally, the suicide and incontestability provisions will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case.
Termination of the Policy
Your policy will terminate on the earliest of the following events:
•	the end of the grace period for which you have not paid the amount necessary to bring the policy out of default;
•	surrender of the policy for its Net Cash Surrender Value;
•	the death of the last Life Insured; or
•	the Maturity Date.
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Termination Maturity Benefit and Age 100 Advantage
Maturity Benefit. We will pay you the Net Cash Surrender Value of your policy as of the Maturity Date provided the policy has not terminated and a Life Insured is alive.
Age 100 Advantage. If a Life Insured is alive on the Maturity Date, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:
•	the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;
•	no additional premium payments will be accepted although loan repayments will be accepted;
•	no additional charges or deductions (as described under “Charges and Deductions”) will be assessed;
•	interest on any Policy Debt will continue to accrue;
•	the policy owner may continue to take partial withdrawals; and
•	the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Account as described in this prospectus.
The policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policy owner of the default and will allow a 61 day grace period (from the date the policy goes into default) in which the policy owner may make a payment of the loan interest which would then bring the policy out of default. If the required payment is not received by the end of the grace period, the policy will terminate with no value.
THE GENERAL ACCOUNT
The general account of John Hancock NY consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, John Hancock NY has sole discretion over the investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of John Hancock NY have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
A policy owner may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock NY will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, John Hancock NY guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if a policy owner pays the planned premiums, allocates all Net Premiums
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only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Return of Premium Death Benefit Rider
The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Rider death benefit is calculated as follows:
The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero).
Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:
•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or
•	the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.
Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.
Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is in force, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions—Surrender Charges.” In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited by the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.
No Lapse Guarantee. The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.
The election (or failure to elect) the Return of Premium Rider death benefit will impact the total cost of insurance charges.
Policy Owner Rights
Unless otherwise restricted by a separate agreement, the policy owner may:
•	Vary the premiums paid under the policy.
•	Change the death benefit option.
•	Change the premium allocation for future premiums.
•	Take loans and/or partial withdrawals.
•	Surrender the policy.
•	Transfer ownership to a new owner.
•	Name a contingent owner that will automatically become owner if the policy owner dies before the insured.
•	Change or revoke a contingent owner.
•	Change or revoke a beneficiary.
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Assignment of Rights. John Hancock NY will not be bound by an assignment until it receives a copy of the assignment at its Service Office. John Hancock NY assumes no responsibility for the validity or effects of any assignment.
Beneficiary
One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the lifetime of the last surviving of the Lives Insured by giving written notice to John Hancock NY in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the last Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
John Hancock NY will not contest the validity of a policy after it has been in force during any Life Insured’s lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount or the addition of a supplementary benefit, after such increase or addition which requires evidence of insurability has been in force during any Life Insured’s lifetime for two years. If a policy has been reinstated and been in force during any Life Insured’s lifetime for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex or both of any of the Lives Insured in the policy are incorrect, John Hancock NY will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If any of the Lives Insured dies by suicide within two years after the Issue Date, the policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any monthly deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the death benefit for that increase will be limited to the monthly deductions taken for the increase.
The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.
Conversion Privilege
The policy may be converted to a fixed paid-up benefit at any Policy Anniversary, without evidence of insurability. This conversion privilege is subject to the following conditions:
•	no further monthly deductions will be taken from the Policy Value after the date of conversion,
•	the Investment Account values as well as the death benefit, Policy Value and any other values based on Policy Value will be determined as of the Business Day on which the Company receives a written request for conversion of the policy,
•	the basis for determining the amount of paid-up life insurance will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year,
•	the policy may not be reinstated after the date of the conversion.
The Company currently imposes no charge with respect to this privilege.
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Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
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Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on
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this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the
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recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, John Hancock NY will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.
The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:
(i)  the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii)  trading on the New York Stock Exchange is restricted,
(iii)  an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or
(iv)  the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policy Owners
Within 30 days after each Policy Anniversary, John Hancock NY will send the policy owner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited
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number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 8% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 10% in any policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock NY
The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies, and send all confirmations required to be sent by JH Distributors
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with respect to the policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.
John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the policies.
The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York Insurance Department may be required.
John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of John Hancock NY.
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All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us.
State Regulation
We are subject to the laws of the State of New York governing insurance companies and to the regulation of the New York Insurance Department. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.
Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard risk classification.
Attained Age: is the Age on the Policy Date issue plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.
Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first monthly deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in our general account.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.
Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date we issued the policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the policy are measured.
Life Insured: is the last-to-die of the Lives Insured.
Lives Insured: are the persons whose lives are insured under this policy. Reference to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Maturity Date: is the Policy Anniversary nearest the Life Insured’s Attained Age 100.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
No-Lapse Guarantee: when the policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.
No-Lapse Guarantee Period: is set at issue and will vary by issue age, as set forth in the policy.
No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:
•	the Face Amount of insurance changes.
•	There is a decrease in the Face Amount of insurance due to a partial withdrawal.
•	a supplementary benefit is added, changed or terminated.
•	the risk classification of either of the Lives Insured changes.
•	a temporary Additional Rating is added (due to a Face Amount increase) or terminated.
•	the death benefit Option changes.
No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.
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No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No-Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the applicable monthly No-Lapse Guarantee Premiums due since the Policy Date.
Policy Date: is the date from which charges for the first monthly deduction are calculated and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a)   is the total amount of loans borrowed as of such date;
(b)   is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
(c)   is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)   is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office Mailing Address: is 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099.
Surrender Charge Period: is the period following the Issue Date of the policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.
Written Request: is the policy owner’s request to us which must be in a form satisfactory to us, signed and dated by the policy owner, and received at our Service Office.
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In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-877-391-3748, Option 4	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329—1933 Act File No. 333-100664

Statement of Additional Information
dated April 29, 2019
for interests in
John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.
John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2018, 2017, and 2016, was $95,309,756, $94,706,904, and $100,416,732, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
3

AUDITED STATUTORY-BASIS FINANCIAL

STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2018, 2017 and 2016

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2018 and 2017 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 2.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 3, 2019

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2018	2017

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$5,018	$5,079
Stocks:
Preferred stocks	7	7
Common stocks	144	158
Mortgage loans on real estate	622	761
Real estate:
Investment properties	235	229
Cash, cash equivalents and short-term investments	35	11
Policy loans	122	113
Derivatives	542	704
Receivable for securities	-	1
Other invested assets	1,105	899

Total cash and invested assets	7,830	7,962
Investment income due and accrued	73	77
Premiums due	7	7
Amounts recoverable from reinsurers	12	22
Funds held by or deposited with reinsured companies	859	888
Net deferred tax asset	66	78
Other reinsurance receivable	26	24
Amounts due from affiliates	300	309
Other assets	18	12
Assets held in separate accounts	7,261	8,195

Total admitted assets	$16,452	$17,574

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS – (CONTINUED)

	December 31,
	2018	2017

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,877	$5,941
Policyholders’ and beneficiaries funds	243	251
Dividends payable to policyholders	14	12
Policy benefits in process of payment	39	38
Other amount payable on reinsurance	54	55
Other policy obligations	1	-

Total policy and contract obligations	6,228	6,297
Payable to parent and affiliates	4	147
Transfers to (from) separate account, net	(21)	(26)
Asset valuation reserve	199	164
Reinsurance in unauthorized companies	10	7
Funds withheld from unauthorized reinsurers	361	354
Interest maintenance reserve	374	394
Current federal income taxes payable	11	59
Derivatives	299	395
Payables for collateral on derivatives	20	29
Other general account obligations	43	76
Obligations related to separate accounts	7,261	8,195

Total liabilities	14,789	16,091

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2018 and 2017)	2	2
Paid-in surplus	913	913
Unassigned surplus	748	568

Total capital and surplus	1,663	1,483

Total liabilities and capital and surplus	$16,452	$17,574

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$1,052	$1,073	$1,530
Consideration for supplementary contracts with life contingencies	11	13	9
Net investment income	334	323	314
Amortization of interest maintenance reserve	14	17	18
Commissions and expense allowance on reinsurance ceded	32	32	209
Reserve adjustment on reinsurance ceded	(3)	1	(427)
Separate account administrative and contract fees	105	105	103
Other revenue	36	40	40

Total premiums and other revenues	1,581	1,604	1,796

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,357	1,319	1,334
Annuity benefits	198	208	182
Disability and long-term care benefits	2	1	1
Interest and adjustments on policy or deposit-type funds	8	8	(5)
Payments on supplementary contracts with life contingencies	10	9	9
Increase (decrease) in life and long-term care reserves	(64)	124	213

Total benefits paid or provided	1,511	1,669	1,734

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	86	85	83
General expenses	49	52	50
Insurance taxes, licenses and fees	20	8	7
Net transfers to (from) separate accounts	(391)	(361)	(347)
Investment income ceded	22	36	101
Other deductions	(65)	(69)	(78)

Total insurance expenses and other deductions	(279)	(249)	(184)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	349	184	246
Dividends to policyholders	21	17	20

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	328	167	226
Federal income tax expense (benefit)	(36)	25	85

Income (loss) from operations before net realized capital gains (losses)	364	142	141

Net realized capital gains (losses)	11	(57)	(61)

Net income (loss)	$375	$85	$80

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2016	$2	$913	$395	$1,310

Net income (loss)			80	80
Change in net unrealized capital gains (losses)			17	17
Change in net deferred income tax			42	42
Decrease (increase) in non-admitted assets			(28)	(28)
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(8)	(8)
Change in surplus as a result of reinsurance			(17)	(17)
Other adjustments, net			12	12

Balances at December 31, 2016	2	913	490	1,405

Net income (loss)			85	85
Change in net unrealized capital gains (losses)			135	135
Change in net deferred income tax			(145)	(145)
Decrease (increase) in non-admitted assets			104	104
Change in liability for reinsurance in unauthorized reinsurance			3	3
Decrease (increase) in asset valuation reserves			(84)	(84)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			(2)	(2)

Balances at December 31, 2017	2	913	568	1,483

Net income (loss)			375	375
Change in net unrealized capital gains (losses)			(25)	(25)
Change in net deferred income tax			(70)	(70)
Decrease (increase) in non-admitted assets			51	51
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(35)	(35)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			5	5

Balances at December 31, 2018	$2	$913	$748	$1,663

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,062	$1,100	$1,537
Net investment income received	357	338	324
Separate account fees	105	105	103
Commissions and expenses allowance on reinsurance ceded	14	15	192
Miscellaneous income	63	71	50
Benefits and losses paid	(1,570)	(1,530)	(2,364)
Net transfers from (to) separate accounts	396	366	355
Commissions and expenses (paid) recovered	(101)	(107)	(179)
Dividends paid to policyholders	(19)	(21)	(22)
Federal and foreign income and capital gain taxes (paid) recovered	(19)	(176)	34

Net cash provided by operating activities	288	161	30

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	2,188	1,151	3,313
Stocks	3	19	62
Mortgage loans on real estate	168	63	40
Real estate	-	3	1
Other invested assets	85	119	63
Derivatives	18	-	-

Total investment proceeds	2,462	1,355	3,479

Cost of investments acquired:
Bonds	2,152	1,279	3,273
Stocks	1	2	85
Mortgage loans on real estate	22	35	24
Real estate	11	5	58
Other invested assets	243	267	300
Derivatives	-	69	60

Total cost of investments acquired	2,429	1,657	3,800
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(8)	(2)	(85)
Net (increase) decrease in policy loans	(9)	(9)	66

Net cash provided by (used in) investment activities	16	(313)	(340)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(8)	(7)	(8)
Dividend paid to parent	(100)	-	-
Other cash provided (applied)	(172)	160	256

Net cash provided by (used in) financing and miscellaneous activities	(280)	153	248

Net increase (decrease) in cash, cash equivalents and short-term investments	24	1	(62)
Cash, cash equivalents and short-term investments at beginning of year	11	10	72

Cash, cash equivalents and short-term investments at end of year	$35	$11	$10

Non-cash activities during the year:
Financing and miscellaneous activities related to transfer with affiliate, net	$-	$-	$26
Transfer of invested assets related to affiliate transaction, net	-	-	(26)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2018, 2017 and 2016, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2018 and 2017, the Company held reserves of $517 million and $547 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•	Asset adequacy testing (“AAT”) reserves were $75 million as of December 31, 2018.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2018 and 2017. Reserves at December 31, 2018 and 2017 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 17% and 17% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2018 and 2017, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2018 and 2017, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective January 1, 2018, the NAIC made substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2015, the NAIC adopted revisions to SSAP No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 — Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company is awaiting clarification from the New York State Department of Financial Services on this adoption. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 — Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15,

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 — Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86, Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by FASB. The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions are effective beginning January 1, 2019 and early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2018, 2017 and 2016.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
U.S. government and agencies	$2,684	$20	$(164)	$2,540
States and political subdivisions	68	6	-	74
Foreign governments	39	1	-	40
Corporate bonds	1,875	66	(32)	1,909
Mortgage-backed and asset-backed securities	352	13	(6)	359

Total bonds	$5,018	$106	$(202)	$4,922

December 31, 2017:
U.S. government and agencies	$2,315	$6	$(118)	$2,203
States and political subdivisions	109	21	-	130
Foreign governments	38	1	(3)	36
Corporate bonds	2,188	204	(5)	2,387
Mortgage-backed and asset-backed securities	429	30	(1)	458

Total bonds	$5,079	$262	$(127)	$5,214

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2018, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$75	$75
Due after one year through five years	431	432
Due after five years through ten years	522	528
Due after ten years	3,638	3,528
Mortgage-backed and asset-backed securities	352	359

Total	$5,018	$4,922

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,

	2018	2017

	(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$13	$24
Bonds and cash pledged in support of exchange-traded futures	19	12
Bonds and cash pledged in support of cleared interest rate swaps	7	14

Total fair value	$39	$50

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2018 and 2017, the Company held below investment grade corporate bonds of $132 million and $149 million, with an aggregate fair value of $129 million and $154 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary (“OTTI”). This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2018 and 2017, the Company had no Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) for loan-backed and structured securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2018:
U.S. government and agencies	$111	$(4)	$1,047	$(160)	$1,158	$(164)
States and political subdivisions	8	-	4	-	12	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	707	(24)	175	(8)	882	(32)
Mortgage-backed and asset-backed securities	103	(3)	44	(3)	147	(6)
Total	$929	$(31)	$1,270	$(171)	$2,199	$(202)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$458	$(6)	$1,544	$(112)	$2,002	$(118)
States and political subdivisions	4	-	2	-	6	-
Foreign governments	28	(3)	-	-	28	(3)
Corporate bonds	155	(1)	133	(4)	288	(5)
Mortgage-backed and asset-backed securities	36	-	33	(1)	69	(1)
Total	$681	$(10)	$1,712	$(117)	$2,393	$(127)

At December 31, 2018 and 2017, there were 589 and 171 bonds that had a gross unrealized loss of which the single largest unrealized loss was $151 million and $100 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Proceeds	$1,389	$1,014	$3,109
Realized gross gains	6	43	375
Realized gross losses	(28)	(18)	(6)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

For the years ended December 31, 2018 and 2017, realized capital losses include $1 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 8 and 0 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2018 and 2017.

Affiliate Transactions

In 2018, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $637 million and fair value of $647 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $313 million.

In 2017, the Company sold certain bonds to its indirect parent, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $38 million and fair value of $41 million. The Company recognized $3 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $207 million and fair value of $242 million. The Company recognized $35 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $18 million and fair value of $19 million. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company transferred certain bonds to its parent, JHUSA, in lieu of a reinsurance cash settlement. These bonds had a book value of $26 million and a fair value of $26 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $308 million and fair value of $343 million. The Company recognized $35 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $1 million and fair value of $1 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $13 million and fair value of $13 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $120 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$7	$2	$-	$9
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	127	18	(1)	144
Affiliates*	-	-	-	-

Total stocks	$134	$20	$(1)	$153

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$7	$2	$-	$9
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	127	31	-	158
Affiliates*	-	-	-	-

Total stocks	$134	$33	$-	$167

*	Affiliates — fair value represents the carrying value

At December 31, 2018 and 2017, there were 35 and 1 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $1 million and $0 million at December 31, 2018 and 2017, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2018 and 2017, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2018:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$215	East North Central	$67
Industrial	49	East South Central	10
Office buildings	183	Middle Atlantic	93
Retail	129	Mountain	44
Agricultural	-	New England	8
Agribusiness	12	Pacific	234
Mixed use	-	South Atlantic	104
Other	34	West North Central	34
Allowance	-	West South Central	28
		Canada / Other	-

		Allowance	-

Total mortgage loans on real estate	$622	Total mortgage loans on real estate	$622

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$260	East North Central	$121
Industrial	53	East South Central	11
Office buildings	199	Middle Atlantic	118
Retail	183	Mountain	57
Agricultural	-	New England	16
Agribusiness	12	Pacific	253
Mixed use	-	South Atlantic	116
Other	54	West North Central	39
Allowance	-	West South Central	30
		Canada / Other	-

		Allowance	-

Total mortgage loans on real estate	$761	Total mortgage loans on real estate	$761

The aggregate mortgages outstanding to any one borrower do not exceed $34 million.

During 2018, the respective maximum and minimum lending rates for mortgage loans issued were 7.32% and 3.96% for commercial loans. The Company issued no new agricultural loans during 2018. The Company issued no purchase money mortgages in 2018 or 2017. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2018 and 2017, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2018, 2017 and 2016, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2018:
Recorded Investment
Current	$11	$-	$610	$1	$622
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2017:
Recorded Investment
Current	$12	$-	$749	$-	$761
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2018 and 2017. The Company was not a participant or co-lender in a mortgage loan agreement in 2018 and 2017.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2018	2017

	(in millions)
AAA	$49	$64
AA	212	245
A	228	303
BBB	133	149
BB	-	-
B and lower and unrated	-	-

Total	$622	$761

Affiliated Transactions

In 2018, the Company sold certain mortgages to its parent, JHUSA. These mortgages had a book value of $98 million and fair value of $105 million at the date of the transaction. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2018	2017

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	266	255
Properties held for sale	-	-
Less accumulated depreciation	(31)	(26)

Total	$235	$229

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2018, 2017 and 2016, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on a book value basis which resulted in no impact to the Company’s financial position or results of operations. In 2016, these companies were dissolved and six single member LLCs were formed to hold the real estate. The LLCs are direct subsidiaries of and wholly-owned by the Company.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2018 and 2017.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $1 million, $0 million, and $4 million of impairments on partnerships and LLCs in 2018, 2017, or 2016. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2018, the Company sold certain other invested assets to its parent, JHUSA. These other invested assets had a book value of $3 million and fair value of $4 million. The Company recognized $1 million in pre-tax realized gains.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2018 or 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2018	2017	2016

	(in millions)
Income:
Bonds	$178	$182	$189
Preferred stocks	-	-	-
Common stocks	1	1	5
Mortgage loans on real estate	35	39	42
Real estate	39	34	35
Policy loans	5	5	4
Cash, cash equivalents and short-term investments	6	3	1
Other invested assets	84	72	42
Derivatives	23	32	33
Other income	-	(2)	1

Total investment income	371	366	352

Expenses
Investment expenses	(28)	(35)	(31)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(3)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(4)

Total investment expenses	(37)	(43)	(38)

Net investment income	$334	$323	$314

Other invested assets above represent income earned from the Company’s investment in JHIMS.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,

	2018	2017	2016

	(in millions)
Realized capital gains (losses)	$12	$(21)	$306
Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2018, $(8) in 2017, and $(130) in 2016)	(6)	16	241

Realized capital gains (losses) before tax	18	(37)	65
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	7	20	126

Net realized capital gains (losses)	$11	$(57)	$(61)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

		December 31, 2018
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$5	$-	$20	$1
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	25	-	-	4	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$237	$5	$-	$24	$1

Other Hedging Relationships
	Interest rate swaps	$8,328	$537	$297	$537	$297
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	251	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	61	-	2	-	2
	Equity index futures	291	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$8,931	$537	$299	$537	$299

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$9,168	$542	$299	$561	$300

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2017
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$17	$1
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	36	-	-	8	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$248	$6	$-	$25	$1

Other Hedging Relationships
	Interest rate swaps	$7,912	$697	$395	$697	$395
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	276	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	47	1	-	1	-
	Equity index futures	271	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$8,506	$698	$395	$698	$395

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$8,754	$704	$395	$723	$396

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2018, 2017 and 2016, the Company recorded net unrealized gains of $2 million, $7 million, and $19 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2018, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The maximum time frame for which variable cash flows are hedged is 2 years.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, ($1) million, and $0 million (including $0 million, ($1) million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2018, 2017 and 2016, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2018, 2017 and 2016 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(61)	$12	$8
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	(5)	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity index options	(3)	1	1
Equity index futures	6	-	-
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net unrealized capital gain (loss)	$(63)	$13	$9

Net realized capital gain (loss):
Interest rate swaps	$-	$(1)	$-
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	5	(5)	4
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity index options	1	2	(1)
Equity index futures	10	(65)	(63)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$16	$(69)	$(60)

Total gain (loss) from derivatives in other hedging relationships	$(47)	$(56)	$(51)

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

of collateral in connection with the Company’s derivative usage is required. As of December 31, 2018 and 2017, the Company had accepted collateral consisting of cash of $20 million and $29 million and various securities with a fair value of $293 million and $394 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due

(in millions)
2018	$-
2019	3
2020	-
2021	-
Thereafter	-

Total Future Settled Premiums	$3

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

	(in millions)
Prior Year	$2	$1	$3
Current Year	$3	$(2)	$1

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	144	144	111	-	33	-

Total common stocks	144	144	111	-	33	-

Derivatives:
Interest rate swaps	537	537	-	537	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	537	537	-	537	-	-
Assets held in separate accounts	7,261	7,261	7,261	-	-	-

Total assets	$7,942	$7,942	$7,372	$537	$33	$-

Liabilities:
Derivatives:
Interest rate swaps	$297	$297	$-	$297	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	2	2	-	2	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	299	299	-	299	-	-
Liabilities held in separate accounts	7,261	7,261	7,261	-	-	-

Total liabilities	$7,560	$7,560	$7,261	$299	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	158	158	126	-	32	-

Total common stocks	158	158	126	-	32	-

Derivatives:
Interest rate swaps	697	697	-	697	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	698	698	-	698	-	-
Assets held in separate accounts	8,195	8,195	8,195	-	-	-

Total assets	$9,051	$9,051	$8,321	$698	$32	$-

Liabilities:
Derivatives:
Interest rate swaps	$395	$395	$-	$395	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	395	395	-	395	-	-
Liabilities held in separate accounts	8,195	8,195	8,195	-	-	-

Total liabilities	$8,590	$8,590	$8,195	$395	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,018	$4,922	$-	$4,703	$219
Preferred stocks	7	9	-	-	9
Mortgage loans on real estate	622	642	-	-	642
Cash, cash equivalents and short term investments	35	35	3	32	-
Policy loans	122	122	-	122	-
Derivatives in effective hedge accounting and RSAT relationships	5	24	-	24	-

Total assets	$5,809	$5,754	$3	$4,881	$870

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	78	77	-	-	77
Policyholders’ and beneficiaries funds	128	133	-	133	-
Derivatives in effective hedge accounting and RSAT relationships	-	1	-	1	-

Total liabilities	$206	$211	$-	$134	$77

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,079	$5,214	$-	$4,958	$256
Preferred stocks	7	9	-	-	9
Mortgage loans on real estate	761	829	-	-	829
Cash, cash equivalents and short term investments	11	11	11	-	-
Policy loans	113	113	-	113	-
Derivatives in effective hedge accounting and RSAT relationships	6	25	-	25	-

Total assets	$5,977	$6,201	$11	$5,096	$1,094

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	78	77	-	-	77
Policyholders’ and beneficiaries funds	127	155	-	155	-
Derivatives in effective hedge accounting and RSAT relationships	-	1	-	1	-

Total liabilities	$205	$233	$-	$156	$77

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2018 and 2017, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2018, 2017 and 2016, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	32	-	1	-	-	-	-	-	-	-	33

Total common stocks	32	-	1	-	-	-	-	-	-	-	33
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$32	$-	$1	$-	$-	$-	$-	$-	$-	$-	$33

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	34	-	-	-	-	-	(2)	-	-	-	32

Total common stocks	34	-	-	-	-	-	(2)	-	-	-	32
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$34	$-	$-	$-	$-	$-	$(2)	$-	$-	$-	$32

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2016	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	8	-	1	-	25	-	-	-	-	-	34

Total common stocks	8	-	1	-	25	-	-	-	-	-	34
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$8	$-	$1	$-	$25	$-	$-	$-	$-	$-	$34

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums earned
Direct	$1,078	$1,091	$1,085
Assumed	196	206	219
Ceded	(222)	(224)	226

Net	$1,052	$1,073	$1,530

Benefits to policyholders ceded	$(427)	$(403)	$(482)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2018, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2018, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $658 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Non-Affiliated Reinsurance

The table below consists of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(71)	$(69)	$(84)
Premiums assumed	28	27	34
Benefits ceded	(166)	(157)	(185)
Benefits assumed	66	63	74

Other amounts payable on reinsurance	(5)	(3)	(4)
Funds held by or deposited with reinsured companies	859	888	920

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements.

The table below consists of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(1)	$(2)	$(3)
Benefits ceded, net	(112)	(119)	(126)

Other reinsurance receivable	21	21	23
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums assumed, net	$167	$177	$183
Benefits assumed, net	408	424	427

Other reinsurance receivable	5	4	9
Other amounts payable on reinsurance	39	46	41
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)*	(208)	(227)	(246)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$-	$-	$422
Benefits ceded	(2)	(5)	(21)

Other amounts payable on reinsurance	-	-	-
Funds withheld from unauthorized reinsurers	2	4	9
Treaty Settlement received (paid)	-	-	56

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company reinsured a portion of the risk related to certain annuity policies with JHRECO. The reinsurance agreement was written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On July 1, 2016, the Company recaptured the annuity policies reinsured with JHRECO. The recapture resulted in pre-tax income of $59 million, of which $422 million was ceded premium, and an increase in surplus, net of tax, of $38 million.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(1)	$(4)	$-
Benefits ceded	(9)	(11)	(12)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	-
Funds withheld from unauthorized reinsurers	359	350	325
Treaty Settlement received (paid)	(3)	(3)	60

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

On October 1, 2016, the Company recaptured a block of no-lapse guarantee riders on universal life contracts ceded to an affiliate, Manulife Reinsurance Limited (“MRL”), resulting in a pre-tax loss of approximately $14 million and a decrease in surplus, net of tax, of $9 million.

In 2018 and 2017, the Company did not commute any ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2018
	(1)	(2)	(3)
	Ordinary	Capital	(Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$199	$-	$199
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	199	-	199
(d) Deferred tax assets nonadmitted	3	-	3

(e) Subtotal net admitted deferred tax asset (c - d)	196	-	196
(f) Deferred tax liabilities	114	16	130

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$82	$(16)	$66

	December 31, 2017
	(4)	(5)	(6)
	Ordinary	Capital	(Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$256	$2	$258
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	256	2	258
(d) Deferred tax assets nonadmitted	57	-	57

(e) Subtotal net admitted deferred tax asset (c - d)	199	2	201
(f) Deferred tax liabilities	98	25	123

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$101	$(23)	$78

	Change
	(7)	(8)	(9)
	(Col 1 - 4) Ordinary	(Col 2 - 5) Capital	(Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(57)	$(2)	$(59)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(57)	(2)	(59)
(d) Deferred tax assets nonadmitted	(54)	-	(54)

(e) Subtotal net admitted deferred tax asset (c - d)	(3)	(2)	(5)
(f) Deferred tax liabilities	16	(9)	7

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(19)	$7	$(12)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2018
	(1)	(2)	(3)
	Ordinary	Capital	(Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	65	-	65
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	65	-	65
2. Adjusted gross deferred tax assets allowed per limitation threshold.	240	-	240
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	131	-	131

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$196	$-	$196

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2017
	(4)	(5)	(6)
	Ordinary	Capital	(Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	78	-	78
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	78	-	78
2. Adjusted gross deferred tax assets allowed per limitation threshold.	211	-	211
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	121	2	123

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$199	$2	$201

	Change
	(7)	(8)	(9)
	(Col 1 - 4) Ordinary	(Col 2 -5) Capital	(Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(13)	-	(13)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(13)	-	(13)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	29	-	29
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	10	(2)	8

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(3)	$(2)	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2018	2017

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1119%	1170%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,597	$1,404

Impact of tax planning strategies is as follows:

	December 31, 2018
	(1)	(2)
	Ordinary	Capital

	(in millions)
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$199	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$196	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2017
	(3)	(4)
	Ordinary	Capital

	(in millions)
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$256	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$199	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5)	(6)
	(Col 1 -3) Ordinary	(Col 2 - 4) Capital

	(in millions)
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(57)	$(2)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(3)	$(2)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2018	2017	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(36)	$25	$(61)
(b) Foreign	-	-	-

(c) Subtotal	(36)	25	(61)
(d) Federal income tax on net capital gains	7	20	(13)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(29)	$45	$(74)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2018	2017	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	166	235	(69)
(4) Investments	5	1	4
(5) Deferred acquisition costs	17	11	6
(6) Policyholder dividends accrual	3	3	-
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	2	2	-
(13) Other (including items <5% of total ordinary tax assets)	6	4	2

(99) Subtotal	$199	$256	$(57)
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	3	57	(54)

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$196	$199	$(3)
(e) Capital:
(1) Investments	$-	$2	$(2)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$-	$2	$(2)
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$-	$2	$(2)
(i) Admitted deferred tax assets (2(d)+2(h))	$196	$201	$(5)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$92	$76	$16
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	2	1	1
(4) Policyholder reserves	17	15	2
(5) Other (including items <5% of total ordinary tax liabilities)	3	6	(3)

(99) Subtotal	$114	$98	$16
(b) Capital:
(1) Investments	$16	$25	$(9)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$16	$25	$(9)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$130	$123	$7

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$66	$78	$(12)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2018	2017	Change

	(in millions)
Total deferred tax assets	$199	$258	$(59)
Total deferred tax liabilities	130	123	7

Net deferred tax assets (liabilities)	$69	$135	$(66)

Tax effect of unrealized gains and losses			7
Tax effect of unrealized foreign exchange gains (losses)			-
Other			(3)

Change in net deferred income taxes			$(70)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Ordinary provisions computed at statutory rate	$69	$58	$79
Net realized capital gains (losses) before IMR at statutory rate	3	(7)	107
Change in nonadmitted assets	-	-	-
Reinsurance	(5)	(6)	(7)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(3)	(6)	(6)
Tax recorded in surplus	(1)	-	1
Dividend received deduction	(3)	(6)	(8)
Investment in subsidiaries	(2)	-	-
Prior year adjustment	-	4	(6)
Tax credits	(1)	(1)	(1)
Change in tax reserve	1	1	10
Pension	-	-	-
Tax rate change	(16)	152	-
Other	(1)	1	-

Total	$41	$190	$169
Federal and foreign income taxes incurred	$(36)	$25	$85

Capital gains tax	7	20	126
Change in net deferred income taxes	70	145	(42)

Total statutory income tax expense (benefit)	$41	$190	$169

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2018, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Renewable Energy Credit	2016	2036	$-
	2017	2037	1

			$1

Foreign tax credits	2006	2016	$-
	2007	2017	-
	2008	2018	-
	2009	2019	-
	2010	2020	-
	2011	2021	-
	2012	2022	-
	2013	2023	-
	2014	2024	-
	2015	2025	-
	2016	2026	-
	2017	2027	-
	2018	2028	1

			$1

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $7 million, $17 million and $128 million for 2018, 2017 and 2016, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company (USA)
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Holding (USA) LLC
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($12) million and ($56) million at December 31, 2018 and 2017, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017

	(in millions)
Balance at beginning of year	$11	$17
Additions based on tax positions related to the current year	-	1
Payments	-	-
Additions for tax positions of prior years	2	(4)
Reductions for tax positions of prior years	-	(3)

Balance at end of year	$13	$11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Included in the balances as of December 31, 2018 and 2017, are $16 million and $15 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2018 and 2017 are ($4) million and ($4) million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $1 million, $0 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2018, 2017, and 2016, respectively. The Company had approximately $8 million and $6 million accrued for interest as of December 31, 2018 and 2017, respectively. The Company did not recognize any material penalties for the years ended December 31, 2018, 2017 and 2016.

The Company reported a Repatriation Transition Tax liability in the amount of $0 million for 2017.

As of December 31, 2017, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $2 million, all of which was recorded as a current tax recoverable. The Company expects to recover $1 million of this balance with the filing of its 2018 tax return, while the remaining $1 million is expected to be recovered in 2019 through 2021.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company completed its analysis on the income tax effects of the Act and adjusted its provisional amounts accordingly. The Company updated policy level tax reserves and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year. In addition, with the completion of the 2017 tax return, the Company recorded all provision to return adjustments of which $(16) million impacted the effective tax rate related to the revaluation of deferred tax assets and liabilities from 35% to 21%.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $0 million, and $0 million to its parent, JHUSA, in 2018, 2017 and 2016, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2018 and 2017, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $62 million, $65 million, and $62 million at December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, the Company had amounts payable of $13 million and $15 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and John Hancock Advisors (“JHA”) pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMS and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $15 million, $16 million and $16 million for the years ended December 31, 2018, 2017 and 2016 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2018, 2017 and 2016, the Company was billed by JHD for underwriting commissions of $64 million, $64 million, and $61 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2018 and 2017, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2018 and 2017.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2018 and 2017, the Company had a receivable from JHUSA in the amount of $293 million and $170 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2018 and 2017, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

During 2016, the Company received dividends of $3 million from JHCREH prior to the entity being dissolved. These dividends are included in the Company’s net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $13 million, to purchase other invested assets of $309 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2018. Approximately 31% of these commitments expire in 2019.

Contingencies: As of December 31, 2018, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) on behalf of owners of performance universal life policies issued between 2003 and 2009 whose policies are subject to a cost of insurance (“COI”) increase announced in 2018. In October 2018, an almost identical class action was initiated against the Company in the Southern District of NY. It was filed as a related case as the one filed in June and has been assigned to the same judge. Discovery has commenced in these cases and will continue through 2019. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these two related lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$84	$-	$-	$84	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	6,991	6,991	71%

Total with adjustment or at fair value	87	-	6,991	7,078	72%
At book value without adjustment (minimal or no charge or adjustment)	1,323	-	-	1,323	14%
Not subject to discretionary withdrawal	1,364	-	2	1,366	14%

Total (gross)	2,774	-	6,993	9,767	100%

Reinsurance ceded	1,009	-	-	1,009

Total (net)	$1,765	$-	$6,993	$8,758

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$82	$-	$-	$82	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,903	7,903	73%

Total with adjustment or at fair value	85	-	7,903	7,988	74%
At book value without adjustment (minimal or no charge or adjustment)	1,425	-	-	1,425	13%
Not subject to discretionary withdrawal	1,392	-	2	1,394	13%

Total (gross)	2,902	-	7,905	10,807	100%

Reinsurance ceded	1,090	-	-	1,090

Total (net)	$1,812	$-	$7,905	$9,717

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2018 and 2017. The assets legally insulated from the general account are attributed to the following products/transactions:

	December 31,
Product/Transaction	2018	2017

	(in millions)
Group Annuity Contracts (401K)	$4,564	$4,930
Variable and Fixed Annuities	2,434	2,982
Life Insurance	263	283

Total	$7,261	$8,195

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2018	$15	$3
2017	$16	$3
2016	$17	$4
2015	$18	$2
2014	$19	$5

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2018	2017

	(in millions, except for ages)
Account value	$2,477	$3,037
Amount of reserve held	203	128
Net amount at risk - gross	467	238
Weighted average attained age	68	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2018 and 2017:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2018 and 2017, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2018 and 2017, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2018	2017

	(in millions)
Type of Fund
Equity	$1,495	$1,822
Balanced	758	918
Bonds	348	408
Money Market	17	21

Total	$2,618	$3,169

Information regarding the nonguaranteed separate accounts of the Company is as follows::

	December 31,
	2018	2017

	(in millions)
Premiums, deposits and other considerations	$765	$785

Reserves for accounts with assets at:
Fair value	7,240	8,170
Amortized cost	-	-

Total	$7,240	$8,170

	December 31,
	2018	2017

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	98	108
At fair value	7,083	7,993
At book value without fair value adjustments and with current surrender charge of less than 5%	57	66

Subtotal	7,238	8,167
Not subject to discretionary withdrawal	2	3

Total	$7,240	$8,170

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2018	2017	2016

	(in millions)
Transfers to separate accounts	$812	$947	$1,022
Transfers from separate accounts	1,203	1,308	1,369

Net transfers to (from) separate accounts	$(391)	$(361)	$(347)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2018, 2017 and 2016.

During the year, the Company implemented its North American voluntary early retirement program. The program will result in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2018, 2017 and 2016.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2018, 2017 and 2016.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2018 financial statements through April 3, 2019, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

Effective January 1, 2019, the Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $92 million and related invested assets of $98 million. The Company recognized a pre-tax gain of $3 million net of realized capital gains, including a ceding commission paid of $1 million, and an increase of $3 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on February 7, 2019.

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson National Life Insurance Company (“Jackson”), a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $427 million and related invested assets of $437 million. The Company incurred a pre-tax loss of $5 million net of realized capital gains, including a ceding commission

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Subsequent Events - (continued)

paid of $26 million, and a decrease of $1 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on March 15, 2019.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court with the anticipation that a Plan of Rehabilitation that addresses and removes the causes of SRUS’s impairment be submitted to the Receiver and the Court for approval. In the event a Plan of Rehabilitation is not submitted and approved, the rehabilitation proceedings could convert into liquidation proceedings. As of December 31, 2018, the Company recorded a reserve credit and a reinsurance receivable of approximately $24 million and $2 million, respectively, related to the various agreements with SRUS.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account B

December 31, 2018

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of

John Hancock Life Insurance Company of New York Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company of New York Separate Account B (the Separate Account), as of December 31, 2018, and the related statements of operations and changes in contract owners’ equity for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018 and the results of its operations and changes in contract owners’ equity for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1999.

Boston, Massachusetts

April 3, 2019

Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account B

500 Index Fund Series NAV	M Capital Appreciation
Active Bond Trust Series I	M International Equity
Active Bond Trust Series NAV	M Large Cap Growth
American Asset Allocation Trust Series I	M Large Cap Value
American Global Growth Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Growth Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
American Growth-Income Trust Series I	Managed Volatility Balanced Portfolio Series I
American International Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series I	Managed Volatility Conservative Portfolio Series I
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series NAV
Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series I
Capital Appreciation Trust Series NAV	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Value Trust Series I	Managed Volatility Moderate Portfolio Series I
Capital Appreciation Value Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV
Core Bond Trust Series I	Mid Cap Index Trust Series I
Core Bond Trust Series NAV	Mid Cap Index Trust Series NAV
Emerging Markets Value Trust Series I	Mid Cap Stock Trust Series I
Emerging Markets Value Trust Series NAV	Mid Cap Stock Trust Series NAV
Equity Income Trust Series I	Mid Value Trust Series I
Equity Income Trust Series NAV	Mid Value Trust Series NAV
Financial Industries Trust Series I	Money Market Trust Series I
Financial Industries Trust Series NAV	Money-Market Trust Series NAV
Fundamental All Cap Core Trust Series I	PIMCO All Asset
Fundamental All Cap Core Trust Series NAV	Real Estate Securities Trust Series I
Fundamental Large Cap Value Trust Series I	Real Estate Securities Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Science & Technology Trust Series I
Global Bond Trust Series I	Science & Technology Trust Series NAV
Global Bond Trust Series NAV	Select Bond Trust Series I
Global Trust Series I	Select Bond Trust Series NAV
Global Trust Series NAV	Short Term Government Income Trust Series I
Health Sciences Trust Series I	Short Term Government Income Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Index Trust Series I
High Yield Trust Series I	Small Cap Index Trust Series NAV
High Yield Trust Series NAV	Small Cap Opportunities Trust Series I
International Equity Index Series I	Small Cap Opportunities Trust Series NAV
International Equity Index Series NAV	Small Cap Stock Trust Series I
International Growth Stock Trust Series I	Small Cap Stock Trust Series NAV
International Growth Stock Trust Series NAV	Small Cap Value Trust Series I
International Small Company Trust Series I	Small Cap Value Trust Series NAV

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account B

International Small Company Trust Series NAV	Small Company Value Trust Series I
International Value Trust Series I	Small Company Value Trust Series NAV
International Value Trust Series NAV	Strategic Income Opportunities Trust Series I
Investment Quality Bond Trust Series I	Strategic Income Opportunities Trust Series NAV
Investment Quality Bond Trust Series NAV	Total Bond Market Series Trust NAV
Lifestyle Aggressive Portfolio Series NAV	Total Stock Market Index Trust Series I
Lifestyle Balanced Portfolio Series NAV	Total Stock Market Index Trust Series NAV
Lifestyle Conservative Portfolio Series NAV	Ultra Short Term Bond Trust Series I
Lifestyle Growth Portfolio Series I	Ultra Short Term Bond Trust Series NAV
Lifestyle Growth Portfolio Series NAV	Utilities Trust Series I
Lifestyle Moderate Portfolio Series NAV	Utilities Trust Series NAV

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I
Total Assets
Investments at fair value	$20,776,244	$433,998	$1,404,362	$5,591,386	$452,963	$3,477,959

Units outstanding	381,044	18,280	18,106	302,960	24,318	103,247
Unit value	$54.52	$23.74	$77.56	$18.46	$18.63	$33.69

Shares	697,189	47,122	152,317	472,245	33,111	210,149
Cost	$18,609,471	$458,613	$1,479,274	$6,461,761	$500,314	$4,061,294

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Growth-Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV
Total Assets
Investments at fair value	$3,019,926	$2,457,341	$929,798	$9,553,410	$400,832	$1,857,147

Units outstanding	101,136	115,142	25,074	50,112	10,835	51,042
Unit value	$29.86	$21.34	$37.08	$190.64	$36.99	$36.38

Shares	200,927	139,069	30,032	308,473	33,154	153,356
Cost	$3,556,814	$2,651,573	$973,433	$10,216,027	$457,842	$2,165,338

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV
Total Assets
Investments at fair value	$543	$6,326,774	$603,360	$3,009,173	$83,475	$1,204,439

Units outstanding	24	273,927	28,126	174,431	5,405	96,913
Unit value	$22.63	$23.10	$21.45	$17.25	$15.44	$12.43

Shares	50	580,971	47,584	238,445	9,348	135,027
Cost	$596	$6,847,815	$636,295	$3,144,954	$95,572	$1,278,304

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV
Total Assets
Investments at fair value	$491,603	$3,580,811	$95,921	$721,384	$1,654	$693,137

Units outstanding	15,163	66,733	3,541	22,060	36	25,565
Unit value	$32.42	$53.66	$27.09	$32.70	$45.94	$27.11

Shares	36,015	263,683	8,061	60,723	84	35,113
Cost	$603,228	$4,381,015	$107,635	$796,830	$2,109	$764,495

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV
Total Assets
Investments at fair value	$652,041	$2,196,604	$206,266	$1,067,014	$69,104	$1,144,909

Units outstanding	21,660	103,453	9,016	32,577	3,513	63,581
Unit value	$30.10	$21.23	$22.88	$32.75	$19.67	$18.01

Shares	37,238	125,449	16,715	86,749	3,762	62,393
Cost	$667,079	$2,202,829	$213,666	$1,099,608	$75,388	$1,230,694

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV
Total Assets
Investments at fair value	$342,558	$2,631,506	$323,792	$2,945,429	$159,695	$3,253,712

Units outstanding	3,834	37,703	13,044	125,229	12,829	66,525
Unit value	$89.35	$69.80	$24.82	$23.52	$12.45	$48.91

Shares	14,979	113,280	66,761	617,490	10,343	210,869
Cost	$377,455	$3,131,246	$369,235	$3,346,999	$163,461	$3,418,595

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV
Total Assets
Investments at fair value	$18,025	$571,312	$31,266	$1,181,720	$320,120	$1,712,846

Units outstanding	1,442	45,604	1,909	71,816	12,979	107,442
Unit value	$12.50	$12.53	$16.38	$16.45	$24.66	$15.94

Shares	1,191	37,760	2,491	94,086	27,037	145,775
Cost	$19,731	$625,387	$32,025	$1,200,346	$343,817	$1,871,631

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive Portfolio Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV	Lifestyle Growth Portfolio Series I
Total Assets
Investments at fair value	$192,239	$434,574	$322,815	$2,432,021	$188,231	$219

Units outstanding	7,764	25,256	24,947	198,716	16,198	20
Unit value	$24.76	$17.21	$12.94	$12.24	$11.62	$10.95

Shares	18,000	40,805	24,419	177,003	14,868	15
Cost	$203,388	$459,770	$341,077	$2,563,672	$197,310	$217

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value
Total Assets
Investments at fair value	$16,008,843	$1,102,499	$519,205	$579,003	$809,708	$762,415

Units outstanding	1,266,011	91,588	5,282	18,520	11,605	29,025
Unit value	$12.65	$12.04	$98.30	$31.26	$69.77	$26.27

Shares	1,078,037	82,399	24,560	54,623	35,436	68,934
Cost	$17,043,306	$1,158,092	$690,038	$671,706	$822,841	$906,355

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series NAV	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV
Total Assets
Investments at fair value	$540,310	$15,281,630	$4,741,639	$37,955,953	$71,340	$7,683,516

Units outstanding	24,513	756,691	182,235	1,937,923	2,802	423,840
Unit value	$22.04	$20.20	$26.02	$19.59	$25.46	$18.13

Shares	54,194	1,531,226	422,230	3,370,866	6,724	722,814
Cost	$525,331	$15,438,243	$5,139,700	$43,275,149	$80,686	$8,571,976

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$1,430,317	$35,503,701	$496,984	$10,334,457	$489,547	$3,071,043

Units outstanding	59,861	1,799,921	19,022	532,753	9,697	92,620
Unit value	$23.89	$19.73	$26.13	$19.40	$50.48	$33.16

Shares	117,239	2,907,756	45,847	952,484	25,998	163,180
Cost	$1,511,940	$38,414,183	$556,104	$11,975,733	$559,716	$3,502,675

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV
Total Assets
Investments at fair value	$370,658	$1,814,484	$224,567	$1,101,437	$2,163,731	$4,944,105

Units outstanding	8,349	18,747	7,263	23,127	157,256	482,975
Unit value	$44.40	$96.79	$30.92	$47.63	$13.76	$10.24

Shares	23,474	113,405	23,714	116,925	2,163,731	4,944,105
Cost	$408,129	$1,943,446	$263,173	$1,344,954	$2,163,731	$4,944,105

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Select Bond Trust Series I (a)
Total Assets
Investments at fair value	$429,889	$166,778	$1,504,809	$321,206	$3,232,810	$21,576

Units outstanding	24,870	2,952	9,600	12,296	74,042	1,814
Unit value	$17.29	$56.50	$156.75	$26.12	$43.66	$11.89

Shares	42,479	8,909	80,860	12,450	123,862	1,661
Cost	$457,599	$162,694	$1,313,280	$311,829	$3,531,456	$22,557

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Select Bond Trust Series NAV (b)	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I
Total Assets
Investments at fair value	$1,189,907	$320,765	$611,356	$148,053	$1,924,317	$118,045

Units outstanding	99,701	29,416	55,814	3,892	63,256	2,759
Unit value	$11.93	$10.90	$10.95	$38.04	$30.42	$42.79

Shares	91,672	27,023	51,504	11,082	143,820	5,277
Cost	$1,250,651	$331,563	$630,441	$151,600	$2,090,492	$163,550

(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I (c)	Small Cap Stock Trust Series NAV (d)	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$730,996	$32,466	$1,221,468	$64,791	$1,812,197	$79,851

Units outstanding	34,617	1,051	33,266	2,399	23,808	1,651
Unit value	$21.12	$30.89	$36.72	$27.01	$76.12	$48.37

Shares	32,883	3,576	132,913	4,153	116,615	4,805
Cost	$963,249	$32,791	$1,348,085	$81,449	$2,368,695	$92,250

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$681,521	$167,238	$1,844,476	$737,134	$245,221	$4,266,386

Units outstanding	24,594	6,070	90,088	29,458	8,066	42,060
Unit value	$27.71	$27.55	$20.47	$25.02	$30.40	$101.44

Shares	41,130	13,347	147,676	75,141	12,128	211,103
Cost	$835,329	$181,804	$1,978,874	$772,974	$254,703	$3,883,330

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$21,800	$321,281	$117,589	$956,621

Units outstanding	2,115	31,020	2,867	29,093
Unit value	$10.31	$10.36	$41.01	$32.88

Shares	1,917	28,232	8,533	69,522
Cost	$22,408	$328,254	$114,888	$948,572

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$310,532	$340,849	$13,806	$13,516	$46,746	$42,560
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	310,532	340,849	13,806	13,516	46,746	42,560

Realized gains (losses) on investments:
Capital gain distributions received	345,861	241,594	—	—	(2)	—
Net realized gain (loss)	423,661	405,546	(1,421)	(885)	(11,103)	(1,941)

Realized gains (losses)	769,522	647,140	(1,421)	(885)	(11,105)	(1,941)

Unrealized appreciation (depreciation) during the period	(2,096,458)	2,697,367	(15,012)	1,440	(40,676)	15,343

Net increase (decrease) in net assets from operations	(1,016,404)	3,685,356	(2,627)	14,071	(5,035)	55,962

Changes from principal transactions:
Purchase payments	1,160,997	1,196,172	12,591	9,245	122,848	125,128
Transfers between sub-accounts and the company	707,906	411,724	3,862	142,496	71,944	78,215
Transfers on general account policy loans	11,694	105,944	332	472	(4,463)	(180)
Withdrawals	(124,856)	(210,260)	—	(3,036)	(4,097)	(9,647)
Annual contract fee	(1,030,478)	(962,309)	(14,996)	(15,201)	(59,078)	(44,280)

Net increase (decrease) in net assets from principal transactions	725,263	541,271	1,789	133,976	127,154	149,236

Total increase (decrease) in net assets	(291,141)	4,226,627	(838)	148,047	122,119	205,198
Net assets at beginning of period	21,067,385	16,840,758	434,836	286,789	1,282,243	1,077,045

Net assets at end of period	$20,776,244	$21,067,385	$433,998	$434,836	$1,404,362	$1,282,243

	2018	2017	2018	2017	2018	2017
Units, beginning of period	368,827	360,358	18,205	12,589	16,440	14,485
Units issued	38,507	42,351	723	6,315	3,424	3,087
Units redeemed	(26,290)	(33,882)	(648)	(699)	(1,758)	(1,132)

Units, end of period	381,044	368,827	18,280	18,205	18,106	16,440

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$98,766	$58,281	$3,346	$868	$14,410	$11,872
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	98,766	58,281	3,346	868	14,410	11,872

Realized gains (losses) on investments:
Capital gain distributions received	615,024	305,435	26,329	25,432	662,928	489,947
Net realized gain (loss)	6,482	56,780	4,294	2,253	30,355	80,301

Realized gains (losses)	621,506	362,215	30,623	27,685	693,283	570,248

Unrealized appreciation (depreciation) during the period	(1,006,351)	193,979	(79,928)	55,440	(734,207)	179,743

Net increase (decrease) in net assets from operations	(286,079)	614,475	(45,959)	83,993	(26,514)	761,863

Changes from principal transactions:
Purchase payments	479,124	406,248	36,222	30,418	232,736	209,045
Transfers between sub-accounts and the company	720,626	1,271,746	115,675	15,743	11,319	116,674
Transfers on general account policy loans	4,209	(3,467)	—	—	(7,228)	14,312
Withdrawals	(57,129)	(109,236)	(3,666)	(3,544)	(35,722)	(197,836)
Annual contract fee	(299,790)	(256,606)	(23,532)	(18,923)	(137,160)	(135,678)

Net increase (decrease) in net assets from principal transactions	847,040	1,308,685	124,699	23,694	63,945	6,517

Total increase (decrease) in net assets	560,961	1,923,160	78,740	107,687	37,431	768,380
Net assets at beginning of period	5,030,425	3,107,265	374,223	266,536	3,440,528	2,672,148

Net assets at end of period	$5,591,386	$5,030,425	$452,963	$374,223	$3,477,959	$3,440,528

	2018	2017	2018	2017	2018	2017
Units, beginning of period	259,189	185,378	18,208	16,977	101,249	101,511
Units issued	56,684	91,949	8,199	3,479	7,104	10,479
Units redeemed	(12,913)	(18,138)	(2,089)	(2,248)	(5,106)	(10,741)

Units, end of period	302,960	259,189	24,318	18,208	103,247	101,249

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$47,213	$29,607	$76,176	$19,486	$250	$569
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	47,213	29,607	76,176	19,486	250	569

Realized gains (losses) on investments:
Capital gain distributions received	374,482	454,062	104,654	107,354	141,753	52,867
Net realized gain (loss)	12,645	50,180	35,364	68,011	4,322	26,190

Realized gains (losses)	387,127	504,242	140,018	175,365	146,075	79,057

Unrealized appreciation (depreciation) during the period	(516,611)	352	(593,214)	325,507	(133,903)	166,526

Net increase (decrease) in net assets from operations	(82,271)	534,201	(377,020)	520,358	12,422	246,152

Changes from principal transactions:
Purchase payments	227,015	204,502	157,904	100,216	31,717	31,925
Transfers between sub-accounts and the company	225,636	21,140	480,711	236,405	22,070	(49,834)
Transfers on general account policy loans	(62,655)	(58,135)	(35,255)	719	11,240	23,978
Withdrawals	(73,021)	(22,541)	(12,288)	(73,449)	225	(11,766)
Annual contract fee	(146,479)	(141,120)	(82,014)	(61,757)	(50,233)	(60,563)

Net increase (decrease) in net assets from principal transactions	170,496	3,846	509,058	202,134	15,019	(66,260)

Total increase (decrease) in net assets	88,225	538,047	132,038	722,492	27,441	179,892
Net assets at beginning of period	2,931,701	2,393,654	2,325,303	1,602,811	902,357	722,465

Net assets at end of period	$3,019,926	$2,931,701	$2,457,341	$2,325,303	$929,798	$902,357

	2018	2017	2018	2017	2018	2017
Units, beginning of period	95,364	94,612	93,553	82,609	24,814	27,076
Units issued	13,826	9,397	28,234	22,862	2,225	4,382
Units redeemed	(8,054)	(8,645)	(6,645)	(11,918)	(1,965)	(6,644)

Units, end of period	101,136	95,364	115,142	93,553	25,074	24,814

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$6,031	$8,223	$1,213	$236	$7,197	$1,078
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	6,031	8,223	1,213	236	7,197	1,078

Realized gains (losses) on investments:
Capital gain distributions received	1,407,859	486,998	77,630	31,404	340,569	86,230
Net realized gain (loss)	149,220	(53,216)	7,045	5,894	15,996	(98,720)

Realized gains (losses)	1,557,079	433,782	84,675	37,298	356,565	(12,490)

Unrealized appreciation (depreciation) during the period	(1,460,938)	1,901,997	(87,296)	78,082	(420,861)	372,026

Net increase (decrease) in net assets from operations	102,172	2,344,002	(1,408)	115,616	(57,099)	360,614

Changes from principal transactions:
Purchase payments	1,111,031	1,122,877	18,352	18,255	153,401	123,040
Transfers between sub-accounts and the company	581,847	(2,108,282)	(3,055)	(3,938)	638,146	(2,488,664)
Transfers on general account policy loans	(76,254)	26,413	(5,396)	(12,425)	(1,759)	(14,771)
Withdrawals	(119,058)	(31,320)	7	(1,181)	(39,642)	(8,160)
Annual contract fee	(317,721)	(257,377)	(24,753)	(22,568)	(74,700)	(50,901)

Net increase (decrease) in net assets from principal transactions	1,179,845	(1,247,689)	(14,845)	(21,857)	675,446	(2,439,456)

Total increase (decrease) in net assets	1,282,017	1,096,313	(16,253)	93,759	618,347	(2,078,842)
Net assets at beginning of period	8,271,393	7,175,080	417,085	323,326	1,238,800	3,317,642

Net assets at end of period	$9,553,410	$8,271,393	$400,832	$417,085	$1,857,147	$1,238,800

	2018	2017	2018	2017	2018	2017
Units, beginning of period	44,270	52,357	11,184	11,837	33,799	123,590
Units issued	10,232	8,940	351	434	21,475	13,169
Units redeemed	(4,390)	(17,027)	(700)	(1,087)	(4,232)	(102,960)

Units, end of period	50,112	44,270	10,835	11,184	51,042	33,799

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$12	$8	$139,875	$81,691	$14,888	$13,353
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12	8	139,875	81,691	14,888	13,353

Realized gains (losses) on investments:
Capital gain distributions received	42	25	457,661	295,541	—	8,420
Net realized gain (loss)	(1)	(1)	(17,957)	71,364	(2,011)	(2,339)

Realized gains (losses)	41	24	439,704	366,905	(2,011)	6,081

Unrealized appreciation (depreciation) during the period	(51)	44	(574,847)	296,943	(16,623)	2,322

Net increase (decrease) in net assets from operations	2	76	4,732	745,539	(3,746)	21,756

Changes from principal transactions:
Purchase payments	—	—	593,553	548,640	26,253	25,306
Transfers between sub-accounts and the company	—	—	711,358	1,319,703	4,274	52,250
Transfers on general account policy loans	—	—	(20,574)	153,614	(2,143)	(794)
Withdrawals	—	—	(5,283)	(60,810)	(3,906)	(84,788)
Annual contract fee	(17)	(19)	(350,608)	(279,133)	(36,685)	(44,970)

Net increase (decrease) in net assets from principal transactions	(17)	(19)	928,446	1,682,014	(12,207)	(52,996)

Total increase (decrease) in net assets	(15)	57	933,178	2,427,553	(15,953)	(31,240)
Net assets at beginning of period	558	501	5,393,596	2,966,043	619,313	650,553

Net assets at end of period	$543	$558	$6,326,774	$5,393,596	$603,360	$619,313

	2018	2017	2018	2017	2018	2017
Units, beginning of period	24	25	234,562	148,514	28,700	31,175
Units issued	—	—	49,154	154,796	1,171	3,346
Units redeemed	—	(1)	(9,789)	(68,748)	(1,745)	(5,821)

Units, end of period	24	24	273,927	234,562	28,126	28,700

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$76,183	$57,855	$2,326	$1,061	$35,340	$23,016
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	76,183	57,855	2,326	1,061	35,340	23,016

Realized gains (losses) on investments:
Capital gain distributions received	—	33,522	—	—	(5)	(2)
Net realized gain (loss)	(17,319)	(2,986)	272	10,950	9,693	136,561

Realized gains (losses)	(17,319)	30,536	272	10,950	9,688	136,559

Unrealized appreciation (depreciation) during the period	(69,992)	(2,459)	(15,305)	2,552	(227,722)	242,341

Net increase (decrease) in net assets from operations	(11,128)	85,932	(12,707)	14,563	(182,694)	401,916

Changes from principal transactions:
Purchase payments	249,820	242,246	1,396	351	107,202	79,251
Transfers between sub-accounts and the company	120,408	265,066	2,821	31,045	67,567	225,541
Transfers on general account policy loans	22,522	21,466	(300)	—	(28,259)	(7,248)
Withdrawals	(9,744)	(44,328)	29	14	(42,774)	(40,446)
Annual contract fee	(152,690)	(137,405)	(1,609)	(1,132)	(64,121)	(57,780)

Net increase (decrease) in net assets from principal transactions	230,316	347,045	2,337	30,278	39,615	199,318

Total increase (decrease) in net assets	219,188	432,977	(10,370)	44,841	(143,079)	601,234
Net assets at beginning of period	2,789,985	2,357,008	93,845	49,004	1,347,518	746,284

Net assets at end of period	$3,009,173	$2,789,985	$83,475	$93,845	$1,204,439	$1,347,518

	2018	2017	2018	2017	2018	2017
Units, beginning of period	160,849	140,605	5,251	3,638	93,810	68,929
Units issued	32,823	39,704	311	6,186	12,204	91,311
Units redeemed	(19,241)	(19,460)	(157)	(4,573)	(9,101)	(66,430)

Units, end of period	174,431	160,849	5,405	5,251	96,913	93,810

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,769	$12,231	$77,525	$101,676	$1,447	$1,491
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,769	12,231	77,525	101,676	1,447	1,491

Realized gains (losses) on investments:
Capital gain distributions received	71,112	40,705	491,117	434,770	7,855	—
Net realized gain (loss)	(17,407)	1,987	(33,410)	159,876	1,929	23,781

Realized gains (losses)	53,705	42,692	457,707	594,646	9,784	23,781

Unrealized appreciation (depreciation) during the period	(119,662)	27,222	(911,895)	109,857	(29,571)	(4,024)

Net increase (decrease) in net assets from operations	(55,188)	82,145	(376,663)	806,179	(18,340)	21,248

Changes from principal transactions:
Purchase payments	37,008	36,331	205,515	267,523	330	423
Transfers between sub-accounts and the company	(566)	(1,614)	(92,302)	(1,718,701)	669	21,284
Transfers on general account policy loans	2,177	(2,929)	(78,283)	(53,422)	782	(282)
Withdrawals	(5,916)	53	(83,110)	(209,121)	30	(26,341)
Annual contract fee	(53,987)	(64,387)	(138,150)	(187,488)	(3,850)	(4,115)

Net increase (decrease) in net assets from principal transactions	(21,284)	(32,546)	(186,330)	(1,901,209)	(2,039)	(9,031)

Total increase (decrease) in net assets	(76,472)	49,599	(562,993)	(1,095,030)	(20,379)	12,217
Net assets at beginning of period	568,075	518,476	4,143,804	5,238,834	116,300	104,083

Net assets at end of period	$491,603	$568,075	$3,580,811	$4,143,804	$95,921	$116,300

	2018	2017	2018	2017	2018	2017
Units, beginning of period	15,843	16,816	69,877	102,723	3,671	3,787
Units issued	1,421	1,669	4,722	14,471	333	2,796
Units redeemed	(2,101)	(2,642)	(7,866)	(47,317)	(463)	(2,912)

Units, end of period	15,163	15,843	66,733	69,877	3,541	3,671

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,440	$13,056	$8	$9	$4,272	$6,049
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,440	13,056	8	9	4,272	6,049

Realized gains (losses) on investments:
Capital gain distributions received	56,284	—	238	28	126,246	16,894
Net realized gain (loss)	13,068	100,843	44	154	1,254	38,220

Realized gains (losses)	69,352	100,843	282	182	127,500	55,114

Unrealized appreciation (depreciation) during the period	(199,805)	82,329	(555)	72	(221,405)	110,837

Net increase (decrease) in net assets from operations	(120,013)	196,228	(265)	263	(89,633)	172,000

Changes from principal transactions:
Purchase payments	68,051	73,037	2,138	2,138	85,944	58,640
Transfers between sub-accounts and the company	69,663	159,771	6	(5)	(179,970)	171,257
Transfers on general account policy loans	(57,017)	(2,416)	—	(19)	2,065	1,695
Withdrawals	(30,396)	(65,541)	1	4	(2,645)	(63,764)
Annual contract fee	(50,849)	(58,760)	(1,713)	(1,521)	(47,070)	(38,839)

Net increase (decrease) in net assets from principal transactions	(548)	106,091	432	597	(141,676)	128,989

Total increase (decrease) in net assets	(120,561)	302,319	167	860	(231,309)	300,989
Net assets at beginning of period	841,945	539,626	1,487	627	924,446	623,457

Net assets at end of period	$721,384	$841,945	$1,654	$1,487	$693,137	$924,446

	2018	2017	2018	2017	2018	2017
Units, beginning of period	22,044	16,289	28	15	29,608	25,512
Units issued	3,439	38,380	40	46	3,324	8,067
Units redeemed	(3,423)	(32,625)	(32)	(33)	(7,367)	(3,971)

Units, end of period	22,060	22,044	36	28	25,565	29,608

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV		Global Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$8,879	$12,872	$29,982	$40,165	$5,659	$5,119
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	8,879	12,872	29,982	40,165	5,659	5,119

Realized gains (losses) on investments:
Capital gain distributions received	3	3	2	1	—	—
Net realized gain (loss)	9,589	24,869	29,219	65,096	414	3,966

Realized gains (losses)	9,592	24,872	29,221	65,097	414	3,966

Unrealized appreciation (depreciation) during the period	(157,764)	91,748	(505,311)	286,952	(10,122)	9,910

Net increase (decrease) in net assets from operations	(139,293)	129,492	(446,108)	392,214	(4,049)	18,995

Changes from principal transactions:
Purchase payments	46,643	43,527	168,204	240,332	2,187	2,480
Transfers between sub-accounts and the company	3,501	43,257	47,549	(337,622)	(11,802)	24,583
Transfers on general account policy loans	(10,186)	(886)	(1,326)	49	(15,789)	(25,054)
Withdrawals	(11,396)	(118,468)	(38,793)	(10,868)	(3,945)	(400)
Annual contract fee	(43,562)	(55,337)	(88,581)	(103,236)	(5,249)	(5,283)

Net increase (decrease) in net assets from principal transactions	(15,000)	(87,907)	87,053	(211,345)	(34,598)	(3,674)

Total increase (decrease) in net assets	(154,293)	41,585	(359,055)	180,869	(38,647)	15,321
Net assets at beginning of period	806,334	764,749	2,555,659	2,374,790	244,913	229,592

Net assets at end of period	$652,041	$806,334	$2,196,604	$2,555,659	$206,266	$244,913

	2018	2017	2018	2017	2018	2017
Units, beginning of period	22,223	24,751	99,869	109,078	10,503	10,708
Units issued	1,724	3,149	8,394	11,561	127	1,146
Units redeemed	(2,287)	(5,677)	(4,810)	(20,770)	(1,614)	(1,351)

Units, end of period	21,660	22,223	103,453	99,869	9,016	10,503

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$29,529	$39,869	$1,456	$1,931	$24,744	$24,817
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	29,529	39,869	1,456	1,931	24,744	24,817

Realized gains (losses) on investments:
Capital gain distributions received	1	1	—	—	4	(3)
Net realized gain (loss)	19,683	(1,278)	2,623	639	11,428	3,434

Realized gains (losses)	19,684	(1,277)	2,623	639	11,432	3,431

Unrealized appreciation (depreciation) during the period	(62,482)	80,327	(15,766)	15,139	(228,545)	188,378

Net increase (decrease) in net assets from operations	(13,269)	118,919	(11,687)	17,709	(192,369)	216,626

Changes from principal transactions:
Purchase payments	93,916	88,862	1,885	2,360	120,280	131,075
Transfers between sub-accounts and the company	(644,543)	661,047	(10,674)	(746)	(4,340)	(37,185)
Transfers on general account policy loans	(4,423)	(9,212)	(12,105)	(12,977)	(15,189)	(17,125)
Withdrawals	(50,968)	(16,386)	23	41	(47,381)	(15,022)
Annual contract fee	(47,213)	(62,352)	(3,876)	(4,402)	(76,966)	(85,563)

Net increase (decrease) in net assets from principal transactions	(653,231)	661,959	(24,747)	(15,724)	(23,596)	(23,820)

Total increase (decrease) in net assets	(666,500)	780,878	(36,434)	1,985	(215,965)	192,806
Net assets at beginning of period	1,733,514	952,636	105,538	103,553	1,360,874	1,168,068

Net assets at end of period	$1,067,014	$1,733,514	$69,104	$105,538	$1,144,909	$1,360,874

	2018	2017	2018	2017	2018	2017
Units, beginning of period	52,005	31,069	4,587	5,350	64,677	66,006
Units issued	3,210	23,347	395	752	4,883	5,327
Units redeemed	(22,638)	(2,411)	(1,469)	(1,515)	(5,979)	(6,656)

Units, end of period	32,577	52,005	3,513	4,587	63,581	64,677

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$20,541	$18,061
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	20,541	18,061

Realized gains (losses) on investments:
Capital gain distributions received	37,734	37,147	273,233	313,011	—	—
Net realized gain (loss)	(14,717)	(15,489)	(58,750)	(262,396)	(1,680)	(82)

Realized gains (losses)	23,017	21,658	214,483	50,615	(1,680)	(82)

Unrealized appreciation (depreciation) during the period	(20,455)	63,380	(199,774)	639,846	(28,909)	5,431

Net increase (decrease) in net assets from operations	2,562	85,038	14,709	690,461	(10,048)	23,410

Changes from principal transactions:
Purchase payments	2,504	2,835	202,634	186,030	9,846	9,411
Transfers between sub-accounts and the company	(3,358)	(39,216)	354,809	(478,269)	153	3,943
Transfers on general account policy loans	1,576	17,652	(8,031)	(31,898)	(3,077)	(3,192)
Withdrawals	(2,839)	(26,312)	(72,939)	(68,659)	(2,413)	47
Annual contract fee	(14,288)	(13,442)	(175,273)	(162,198)	(8,858)	(8,840)

Net increase (decrease) in net assets from principal transactions	(16,405)	(58,483)	301,200	(554,994)	(4,349)	1,369

Total increase (decrease) in net assets	(13,843)	26,555	315,909	135,467	(14,397)	24,779
Net assets at beginning of period	356,401	329,846	2,315,597	2,180,130	338,189	313,410

Net assets at end of period	$342,558	$356,401	$2,631,506	$2,315,597	$323,792	$338,189

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,017	4,740	33,430	40,164	13,214	13,164
Units issued	142	612	7,061	14,942	437	469
Units redeemed	(325)	(1,335)	(2,788)	(21,676)	(607)	(419)

Units, end of period	3,834	4,017	37,703	33,430	13,044	13,214

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$180,955	$142,845	$4,423	$4,557	$86,863	$84,294
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	180,955	142,845	4,423	4,557	86,863	84,294

Realized gains (losses) on investments:
Capital gain distributions received	(1)	(4)	65	—	1,227	(17)
Net realized gain (loss)	(22,913)	(24,869)	8,601	7,224	31,300	54,390

Realized gains (losses)	(22,914)	(24,873)	8,666	7,224	32,527	54,373

Unrealized appreciation (depreciation) during the period	(250,015)	73,348	(41,808)	41,772	(651,308)	1,141,883

Net increase (decrease) in net assets from operations	(91,974)	191,320	(28,719)	53,553	(531,918)	1,280,550

Changes from principal transactions:
Purchase payments	98,334	162,349	2,154	2,977	218,244	217,818
Transfers between sub-accounts and the company	(40,620)	(119,480)	(11,756)	(1,111)	258,930	(3,755,413)
Transfers on general account policy loans	519,509	(510,249)	(20,364)	(44,309)	(1,442)	29,376
Withdrawals	(53,031)	(40,157)	19	79	(43,041)	(147,439)
Annual contract fee	(73,632)	(78,663)	(4,729)	(5,355)	(129,246)	(167,999)

Net increase (decrease) in net assets from principal transactions	450,560	(586,200)	(34,676)	(47,719)	303,445	(3,823,657)

Total increase (decrease) in net assets	358,586	(394,880)	(63,395)	5,834	(228,473)	(2,543,107)
Net assets at beginning of period	2,586,843	2,981,723	223,090	217,256	3,482,185	6,025,292

Net assets at end of period	$2,945,429	$2,586,843	$159,695	$223,090	$3,253,712	$3,482,185

	2018	2017	2018	2017	2018	2017
Units, beginning of period	106,658	132,135	15,395	19,085	61,157	134,866
Units issued	25,784	164,670	1,111	884	9,250	10,272
Units redeemed	(7,213)	(190,147)	(3,677)	(4,574)	(3,882)	(83,981)

Units, end of period	125,229	106,658	12,829	15,395	66,525	61,157

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series I		International Growth Stock Trust Series NAV		International Small Company Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$322	$1,347	$10,468	$8,597	$478	$513
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	322	1,347	10,468	8,597	478	513

Realized gains (losses) on investments:
Capital gain distributions received	582	—	18,219	1	—	—
Net realized gain (loss)	9,021	20,890	4,297	53,497	526	13,507

Realized gains (losses)	9,603	20,890	22,516	53,498	526	13,507

Unrealized appreciation (depreciation) during the period	(15,205)	4,504	(126,638)	79,407	(8,842)	1,241

Net increase (decrease) in net assets from operations	(5,280)	26,741	(93,654)	141,502	(7,838)	15,261

Changes from principal transactions:
Purchase payments	1,818	2,648	54,147	70,184	1,044	1,709
Transfers between sub-accounts and the company	(31,119)	(1,453)	22,775	(212,905)	1,991	(56,961)
Transfers on general account policy loans	(38,927)	(74,268)	(8,089)	(1,082)	(1,920)	(752)
Withdrawals	(22)	33	(796)	(95,696)	3	22
Annual contract fee	(2,042)	(2,916)	(24,550)	(26,363)	(1,739)	(1,950)

Net increase (decrease) in net assets from principal transactions	(70,292)	(75,956)	43,487	(265,862)	(621)	(57,932)

Total increase (decrease) in net assets	(75,572)	(49,215)	(50,167)	(124,360)	(8,459)	(42,671)
Net assets at beginning of period	93,597	142,812	621,479	745,839	39,725	82,396

Net assets at end of period	$18,025	$93,597	$571,312	$621,479	$31,266	$39,725

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,411	11,921	42,451	62,105	1,938	5,204
Units issued	159	2,281	5,166	10,921	109	121
Units redeemed	(5,128)	(7,791)	(2,013)	(30,575)	(138)	(3,387)

Units, end of period	1,442	6,411	45,604	42,451	1,909	1,938

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		International Value Trust Series I		International Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$17,084	$17,500	$8,985	$6,517	$49,917	$33,012
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	17,084	17,500	8,985	6,517	49,917	33,012

Realized gains (losses) on investments:
Capital gain distributions received	(3)	(2)	(3)	—	—	(1)
Net realized gain (loss)	16,964	50,407	3,057	3,650	3,465	16,665

Realized gains (losses)	16,961	50,405	3,054	3,650	3,465	16,664

Unrealized appreciation (depreciation) during the period	(322,722)	247,652	(68,136)	44,059	(361,075)	223,591

Net increase (decrease) in net assets from operations	(288,677)	315,557	(56,097)	54,226	(307,693)	273,267

Changes from principal transactions:
Purchase payments	84,980	81,687	13,736	13,133	111,078	119,960
Transfers between sub-accounts and the company	71,247	23,923	5,192	(2,257)	175,077	(1,292)
Transfers on general account policy loans	(3,205)	(1,218)	(318)	708	(7,978)	(8,874)
Withdrawals	(14,349)	(104,279)	(2,658)	(1,769)	(26,619)	(78,569)
Annual contract fee	(44,031)	(40,415)	(10,973)	(10,802)	(66,072)	(65,921)

Net increase (decrease) in net assets from principal transactions	94,642	(40,302)	4,979	(987)	185,486	(34,696)

Total increase (decrease) in net assets	(194,035)	275,255	(51,118)	53,239	(122,207)	238,571
Net assets at beginning of period	1,375,755	1,100,500	371,238	317,999	1,835,053	1,596,482

Net assets at end of period	$1,181,720	$1,375,755	$320,120	$371,238	$1,712,846	$1,835,053

	2018	2017	2018	2017	2018	2017
Units, beginning of period	66,823	69,273	12,789	12,833	97,887	99,853
Units issued	8,810	7,802	667	517	15,132	8,209
Units redeemed	(3,817)	(10,252)	(477)	(561)	(5,577)	(10,175)

Units, end of period	71,816	66,823	12,979	12,789	107,442	97,887

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Aggressive Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$5,263	$5,942	$17,836	$15,812	$6,319	$3,406
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,263	5,942	17,836	15,812	6,319	3,406

Realized gains (losses) on investments:
Capital gain distributions received	1,341	1,202	4,358	2,423	5,673	2,776
Net realized gain (loss)	(1,183)	(9,177)	(9,305)	(894)	1,195	735

Realized gains (losses)	158	(7,975)	(4,947)	1,529	6,868	3,511

Unrealized appreciation (depreciation) during the period	(7,123)	13,911	(17,401)	7,753	(51,744)	30,914

Net increase (decrease) in net assets from operations	(1,702)	11,878	(4,512)	25,094	(38,557)	37,831

Changes from principal transactions:
Purchase payments	8,412	10,287	68,490	71,028	22,115	17,799
Transfers between sub-accounts and the company	482	(43,433)	(200,052)	20,247	135,474	3,551
Transfers on general account policy loans	65	1,592	(2,517)	(2,361)	—	—
Withdrawals	(8,202)	(80,440)	(15,877)	(281)	3	—
Annual contract fee	(6,195)	(7,150)	(22,964)	(23,095)	(9,188)	(6,940)

Net increase (decrease) in net assets from principal transactions	(5,438)	(119,144)	(172,920)	65,538	148,404	14,410

Total increase (decrease) in net assets	(7,140)	(107,266)	(177,432)	90,632	109,847	52,241
Net assets at beginning of period	199,379	306,645	612,006	521,374	212,968	160,727

Net assets at end of period	$192,239	$199,379	$434,574	$612,006	$322,815	$212,968

	2018	2017	2018	2017	2018	2017
Units, beginning of period	7,987	12,851	35,329	31,503	15,000	13,793
Units issued	356	2,009	4,496	5,249	10,541	1,737
Units redeemed	(579)	(6,873)	(14,569)	(1,423)	(594)	(530)

Units, end of period	7,764	7,987	25,256	35,329	24,947	15,000

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$60,600	$42,898	$4,907	$2,747	$5	$13
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	60,600	42,898	4,907	2,747	5	13

Realized gains (losses) on investments:
Capital gain distributions received	36,704	17,775	1,176	589	5	8
Net realized gain (loss)	9,793	1,023	(422)	(237)	57	35

Realized gains (losses)	46,497	18,798	754	352	62	43

Unrealized appreciation (depreciation) during the period	(214,824)	117,354	(8,239)	3,636	(79)	82

Net increase (decrease) in net assets from operations	(107,727)	179,050	(2,578)	6,735	(12)	138

Changes from principal transactions:
Purchase payments	224,225	177,367	5,095	4,494	—	—
Transfers between sub-accounts and the company	640,570	602,424	87,094	15,698	9	13
Transfers on general account policy loans	(71,678)	(6)	—	—	—	—
Withdrawals	(33,300)	74	(12)	(3)	—	—
Annual contract fee	(191,244)	(136,060)	(9,569)	(6,236)	(502)	(471)

Net increase (decrease) in net assets from principal transactions	568,573	643,799	82,608	13,953	(493)	(458)

Total increase (decrease) in net assets	460,846	822,849	80,030	20,688	(505)	(320)
Net assets at beginning of period	1,971,175	1,148,326	108,201	87,513	724	1,044

Net assets at end of period	$2,432,021	$1,971,175	$188,231	$108,201	$219	$724

	2018	2017	2018	2017	2018	2017
Units, beginning of period	153,999	100,817	9,132	7,904	61	102
Units issued	67,086	60,423	8,330	1,900	—	—
Units redeemed	(22,369)	(7,241)	(1,264)	(672)	(41)	(41)

Units, end of period	198,716	153,999	16,198	9,132	20	61

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$381,767	$293,838	$28,256	$21,425	$1,834	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	381,767	293,838	28,256	21,425	1,834	—

Realized gains (losses) on investments:
Capital gain distributions received	207,206	55,632	15,382	7,853	112,642	56,996
Net realized gain (loss)	89,146	25,597	2,300	(1,288)	1,727	1,270

Realized gains (losses)	296,352	81,229	17,682	6,565	114,369	58,266

Unrealized appreciation (depreciation) during the period	(1,701,030)	691,537	(85,902)	53,947	(198,097)	23,764

Net increase (decrease) in net assets from operations	(1,022,911)	1,066,604	(39,964)	81,937	(81,894)	82,030

Changes from principal transactions:
Purchase payments	1,426,147	691,275	71,842	49,708	47,892	62,504
Transfers between sub-accounts and the company	914,168	9,912,270	238,910	148,490	26,831	41,715
Transfers on general account policy loans	(21,972)	(14,266)	(23)	(1,399)	(3,508)	—
Withdrawals	(234,823)	(81,316)	(27,843)	(869)	(41)	1
Annual contract fee	(953,427)	(420,756)	(71,988)	(54,199)	(22,331)	(18,348)

Net increase (decrease) in net assets from principal transactions	1,130,093	10,087,207	210,898	141,731	48,843	85,872

Total increase (decrease) in net assets	107,182	11,153,811	170,934	223,668	(33,051)	167,902
Net assets at beginning of period	15,901,661	4,747,850	931,565	707,897	552,256	384,354

Net assets at end of period	$16,008,843	$15,901,661	$1,102,499	$931,565	$519,205	$552,256

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,181,202	409,807	74,655	62,721	4,823	3,995
Units issued	147,263	801,391	24,839	16,577	783	1,010
Units redeemed	(62,454)	(29,996)	(7,906)	(4,643)	(324)	(182)

Units, end of period	1,266,011	1,181,202	91,588	74,655	5,282	4,823

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity		M Large Cap Growth		M Large Cap Value
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$9,860	$9,216	$—	$—	$12,536	$10,778
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	9,860	9,216	—	—	12,536	10,778

Realized gains (losses) on investments:
Capital gain distributions received	—	—	98,402	21,523	61,768	35,959
Net realized gain (loss)	6,153	4,747	21,086	(10,839)	8,466	2,177

Realized gains (losses)	6,153	4,747	119,488	10,684	70,234	38,136

Unrealized appreciation (depreciation) during the period	(155,111)	106,492	(160,986)	236,313	(189,277)	50,799

Net increase (decrease) in net assets from operations	(139,098)	120,455	(41,498)	246,997	(106,507)	99,713

Changes from principal transactions:
Purchase payments	38,803	69,611	121,952	107,310	41,341	72,638
Transfers between sub-accounts and the company	104,702	(94,673)	(26,863)	(233,608)	101,136	39,761
Transfers on general account policy loans	(3,361)	—	—	—	(3,407)	—
Withdrawals	(22)	22	(54)	(1)	(17,854)	(20,482)
Annual contract fee	(16,846)	(15,209)	(46,683)	(34,816)	(23,294)	(18,585)

Net increase (decrease) in net assets from principal transactions	123,276	(40,249)	48,352	(161,115)	97,922	73,332

Total increase (decrease) in net assets	(15,822)	80,206	6,854	85,882	(8,585)	173,045
Net assets at beginning of period	594,825	514,619	802,854	716,972	771,000	597,955

Net assets at end of period	$579,003	$594,825	$809,708	$802,854	$762,415	$771,000

	2018	2017	2018	2017	2018	2017
Units, beginning of period	15,113	16,220	10,937	13,574	25,809	23,018
Units issued	4,891	2,386	1,908	2,064	6,423	4,762
Units redeemed	(1,484)	(3,493)	(1,240)	(4,701)	(3,207)	(1,971)

Units, end of period	18,520	15,113	11,605	10,937	29,025	25,809

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series NAV		Managed Volatility Balanced Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$12,283	$9,494	$355,718	$270,494	$118,151	$113,203
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12,283	9,494	355,718	270,494	118,151	113,203

Realized gains (losses) on investments:
Capital gain distributions received	39,025	—	1,102,104	(3)	345,856	192,192
Net realized gain (loss)	5,315	4,300	292,753	232,858	(2,168)	6,738

Realized gains (losses)	44,340	4,300	1,394,857	232,855	343,688	198,930

Unrealized appreciation (depreciation) during the period	(106,419)	91,904	(3,149,430)	2,424,703	(707,830)	368,469

Net increase (decrease) in net assets from operations	(49,796)	105,698	(1,398,855)	2,928,052	(245,991)	680,602

Changes from principal transactions:
Purchase payments	30,266	40,066	1,423,431	1,295,035	13,518	14,459
Transfers between sub-accounts and the company	—	—	196,956	187,229	1,105	862
Transfers on general account policy loans	3	—	(51,759)	(7,182)	3,204	(622)
Withdrawals	41	30	(344,634)	(240,596)	3,310	(51,890)
Annual contract fee	(20,472)	(19,142)	(637,658)	(613,896)	(343,387)	(281,678)

Net increase (decrease) in net assets from principal transactions	9,838	20,954	586,336	620,590	(322,250)	(318,869)

Total increase (decrease) in net assets	(39,958)	126,652	(812,519)	3,548,642	(568,241)	361,733
Net assets at beginning of period	580,268	453,616	16,094,149	12,545,507	5,309,880	4,948,147

Net assets at end of period	$540,310	$580,268	$15,281,630	$16,094,149	$4,741,639	$5,309,880

	2018	2017	2018	2017	2018	2017
Units, beginning of period	24,098	23,137	730,611	699,792	194,100	206,438
Units issued	967	1,553	71,491	78,479	1,096	1,717
Units redeemed	(552)	(592)	(45,411)	(47,660)	(12,961)	(14,055)

Units, end of period	24,513	24,098	756,691	730,611	182,235	194,100

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$960,270	$875,983	$1,933	$1,775	$211,668	$484,662
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	960,270	875,983	1,933	1,775	211,668	484,662

Realized gains (losses) on investments:
Capital gain distributions received	2,711,626	1,425,179	2,017	1,204	229,530	67,495
Net realized gain (loss)	107,583	206,960	(505)	(359)	(371,687)	(20,499)

Realized gains (losses)	2,819,209	1,632,139	1,512	845	(142,157)	46,996

Unrealized appreciation (depreciation) during the period	(5,699,423)	2,491,356	(4,988)	2,407	(377,987)	(158,231)

Net increase (decrease) in net assets from operations	(1,919,944)	4,999,478	(1,543)	5,027	(308,476)	373,427

Changes from principal transactions:
Purchase payments	2,968,072	3,058,960	—	—	309,509	269,816
Transfers between sub-accounts and the company	92,434	75,050	1,574	865	(617,669)	15,632,569
Transfers on general account policy loans	(436,310)	(246,653)	4,318	4,615	629	26,003
Withdrawals	(556,526)	(645,108)	37	36	(10,467,448)	(5,013)
Annual contract fee	(2,496,624)	(2,504,414)	(4,437)	(3,399)	(413,410)	(302,756)

Net increase (decrease) in net assets from principal transactions	(428,954)	(262,165)	1,492	2,117	(11,188,389)	15,620,619

Total increase (decrease) in net assets	(2,348,898)	4,737,313	(51)	7,144	(11,496,865)	15,994,046
Net assets at beginning of period	40,304,851	35,567,538	71,391	64,247	19,180,381	3,186,335

Net assets at end of period	$37,955,953	$40,304,851	$71,340	$71,391	$7,683,516	$19,180,381

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,958,657	1,973,057	2,743	2,661	1,034,685	185,509
Units issued	112,170	131,071	205	215	15,027	883,265
Units redeemed	(132,904)	(145,471)	(146)	(133)	(625,872)	(34,089)

Units, end of period	1,937,923	1,958,657	2,802	2,743	423,840	1,034,685

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$33,609	$38,622	$853,027	$738,398	$12,911	$18,693
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	33,609	38,622	853,027	738,398	12,911	18,693

Realized gains (losses) on investments:
Capital gain distributions received	138,185	73,950	3,151,130	1,305,061	45,740	25,706
Net realized gain (loss)	178,516	8,517	391,448	1,106,884	30,926	(3,007)

Realized gains (losses)	316,701	82,467	3,542,578	2,411,945	76,666	22,699

Unrealized appreciation (depreciation) during the period	(447,121)	224,916	(6,870,213)	2,945,526	(113,473)	49,916

Net increase (decrease) in net assets from operations	(96,811)	346,005	(2,474,608)	6,095,869	(23,896)	91,308

Changes from principal transactions:
Purchase payments	76,739	84,152	3,237,175	3,186,914	4,743	1,147
Transfers between sub-accounts and the company	(189,758)	(1,090)	102,851	(921,483)	—	—
Transfers on general account policy loans	(48,172)	(362,968)	(359,758)	(1,096,645)	(70,011)	(60,010)
Withdrawals	(282,499)	959	(655,843)	(896,360)	(222,499)	347
Annual contract fee	(57,773)	(56,826)	(2,268,070)	(2,265,549)	(18,956)	(15,522)

Net increase (decrease) in net assets from principal transactions	(501,463)	(335,773)	56,355	(1,993,123)	(306,723)	(74,038)

Total increase (decrease) in net assets	(598,274)	10,232	(2,418,253)	4,102,746	(330,619)	17,270
Net assets at beginning of period	2,028,591	2,018,359	37,921,954	33,819,208	827,603	810,333

Net assets at end of period	$1,430,317	$2,028,591	$35,503,701	$37,921,954	$496,984	$827,603

	2018	2017	2018	2017	2018	2017
Units, beginning of period	79,341	93,613	1,796,501	1,901,864	30,411	33,313
Units issued	8,801	2,297	123,744	128,191	155	25
Units redeemed	(28,281)	(16,569)	(120,324)	(233,554)	(11,544)	(2,927)

Units, end of period	59,861	79,341	1,799,921	1,796,501	19,022	30,411

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$273,734	$244,024	$6,341	$2,084	$41,015	$19,070
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	273,734	244,024	6,341	2,084	41,015	19,070

Realized gains (losses) on investments:
Capital gain distributions received	659,380	290,877	38,656	19,080	236,974	237,437
Net realized gain (loss)	(35,936)	(15,793)	4,141	20,174	33,471	172,155

Realized gains (losses)	623,444	275,084	42,797	39,254	270,445	409,592

Unrealized appreciation (depreciation) during the period	(1,323,089)	494,825	(111,747)	15,934	(706,471)	113,496

Net increase (decrease) in net assets from operations	(425,911)	1,013,933	(62,609)	57,272	(395,011)	542,158

Changes from principal transactions:
Purchase payments	878,759	877,732	6,644	6,787	288,724	233,182
Transfers between sub-accounts and the company	106,387	984,286	(1,361)	196,521	3,216	(78,422)
Transfers on general account policy loans	(25,887)	5,560	5	2,080	(33,572)	(3,005)
Withdrawals	(142,657)	(41,296)	(14,353)	(40,138)	(42,065)	(247,277)
Annual contract fee	(649,138)	(583,306)	(18,560)	(12,649)	(198,487)	(182,540)

Net increase (decrease) in net assets from principal transactions	167,464	1,242,976	(27,625)	152,601	17,816	(278,062)

Total increase (decrease) in net assets	(258,447)	2,256,909	(90,234)	209,873	(377,195)	264,096
Net assets at beginning of period	10,592,904	8,335,995	579,781	369,908	3,448,238	3,184,142

Net assets at end of period	$10,334,457	$10,592,904	$489,547	$579,781	$3,071,043	$3,448,238

	2018	2017	2018	2017	2018	2017
Units, beginning of period	524,587	462,428	10,168	7,513	92,084	98,520
Units issued	55,945	92,545	90	6,423	10,004	47,516
Units redeemed	(47,779)	(30,386)	(561)	(3,768)	(9,468)	(53,952)

Units, end of period	532,753	524,587	9,697	10,168	92,620	92,084

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$2,000	$2,533
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	2,000	2,533

Realized gains (losses) on investments:
Capital gain distributions received	46,931	7,134	214,664	31,322	20,273	22,108
Net realized gain (loss)	5,389	7,736	22,783	(8,707)	123	(12,539)

Realized gains (losses)	52,320	14,870	237,447	22,615	20,396	9,569

Unrealized appreciation (depreciation) during the period	(62,505)	67,318	(273,884)	340,653	(48,798)	17,182

Net increase (decrease) in net assets from operations	(10,185)	82,188	(36,437)	363,268	(26,402)	29,284

Changes from principal transactions:
Purchase payments	20,465	20,329	141,667	126,862	13,198	14,487
Transfers between sub-accounts and the company	34,052	(793)	225,358	(7,440)	(17,995)	(5,464)
Transfers on general account policy loans	(6,667)	180	(2,701)	(2,314)	(3,571)	(2,854)
Withdrawals	(8,884)	(5,637)	(47,192)	(459)	35	(583)
Annual contract fee	(22,221)	(19,597)	(103,201)	(91,863)	(16,606)	(23,167)

Net increase (decrease) in net assets from principal transactions	16,745	(5,518)	213,931	24,786	(24,939)	(17,581)

Total increase (decrease) in net assets	6,560	76,670	177,494	388,054	(51,341)	11,703
Net assets at beginning of period	364,098	287,428	1,636,990	1,248,936	275,908	264,205

Net assets at end of period	$370,658	$364,098	$1,814,484	$1,636,990	$224,567	$275,908

	2018	2017	2018	2017	2018	2017
Units, beginning of period	8,073	8,192	16,652	16,346	7,956	8,490
Units issued	1,249	709	3,578	1,636	304	1,704
Units redeemed	(973)	(828)	(1,483)	(1,330)	(997)	(2,238)

Units, end of period	8,349	8,073	18,747	16,652	7,263	7,956

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,559	$12,465	$34,600	$13,075	$83,695	$35,482
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,559	12,465	34,600	13,075	83,695	35,482

Realized gains (losses) on investments:
Capital gain distributions received	100,486	108,493	—	25	—	61
Net realized gain (loss)	4,564	12,420	—	—	—	—

Realized gains (losses)	105,050	120,913	—	25	—	61

Unrealized appreciation (depreciation) during the period	(247,207)	(9,970)	—	2	—	(1)

Net increase (decrease) in net assets from operations	(131,598)	123,408	34,600	13,102	83,695	35,542

Changes from principal transactions:
Purchase payments	100,168	91,333	43,640	42,178	6,555,169	8,102,122
Transfers between sub-accounts and the company	(7,385)	237,474	311,070	142,689	(6,871,718)	(6,512,797)
Transfers on general account policy loans	(5,303)	(2,270)	(1,440)	3,952	(29,713)	10,833
Withdrawals	(30,860)	(41,476)	(372,151)	(125,005)	137,306	(645,939)
Annual contract fee	(61,327)	(55,791)	(77,427)	(69,525)	(389,266)	(413,106)

Net increase (decrease) in net assets from principal transactions	(4,707)	229,270	(96,308)	(5,711)	(598,222)	541,113

Total increase (decrease) in net assets	(136,305)	352,678	(61,708)	7,391	(514,527)	576,655
Net assets at beginning of period	1,237,742	885,064	2,225,439	2,218,048	5,458,632	4,881,977

Net assets at end of period	$1,101,437	$1,237,742	$2,163,731	$2,225,439	$4,944,105	$5,458,632

	2018	2017	2018	2017	2018	2017
Units, beginning of period	23,213	18,500	164,241	164,662	541,801	487,645
Units issued	2,070	6,525	30,438	13,475	589,520	1,195,878
Units redeemed	(2,156)	(1,812)	(37,423)	(13,896)	(648,346)	(1,141,722)

Units, end of period	23,127	23,213	157,256	164,241	482,975	541,801

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$12,315	$48,123	$2,939	$1,376	$27,277	$9,389
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12,315	48,123	2,939	1,376	27,277	9,389

Realized gains (losses) on investments:
Capital gain distributions received	—	3	1	—	(5)	2
Net realized gain (loss)	6	(20,640)	6,021	217,064	55,050	269,355

Realized gains (losses)	6	(20,637)	6,022	217,064	55,045	269,357

Unrealized appreciation (depreciation) during the period	(36,068)	158,601	(17,411)	(175,482)	(139,039)	(140,332)

Net increase (decrease) in net assets from operations	(23,747)	186,087	(8,450)	42,958	(56,717)	138,414

Changes from principal transactions:
Purchase payments	35,501	41,116	7,267	5,826	109,236	114,784
Transfers between sub-accounts and the company	17,031	(1,229,956)	(37,736)	(47,460)	(58,456)	(793,508)
Transfers on general account policy loans	(30,267)	(8,461)	(40,152)	(70,294)	(51,962)	(23,645)
Withdrawals	(24)	(43,703)	(34)	(373,206)	(22,114)	(48,494)
Annual contract fee	(13,501)	(34,571)	(11,466)	(14,864)	(73,514)	(92,270)

Net increase (decrease) in net assets from principal transactions	8,740	(1,275,575)	(82,121)	(499,998)	(96,810)	(843,133)

Total increase (decrease) in net assets	(15,007)	(1,089,488)	(90,571)	(457,040)	(153,527)	(704,719)
Net assets at beginning of period	444,896	1,534,384	257,349	714,389	1,658,336	2,363,055

Net assets at end of period	$429,889	$444,896	$166,778	$257,349	$1,504,809	$1,658,336

	2018	2017	2018	2017	2018	2017
Units, beginning of period	24,299	94,849	4,398	12,973	10,218	15,471
Units issued	2,835	9,317	115	223	711	814
Units redeemed	(2,264)	(79,867)	(1,561)	(8,798)	(1,329)	(6,067)

Units, end of period	24,870	24,299	2,952	4,398	9,600	10,218

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$167	$—	$1,571	$597	$594
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	167	—	1,571	597	594

Realized gains (losses) on investments:
Capital gain distributions received	52,583	17,895	503,360	99,696	—	—
Net realized gain (loss)	20,094	8,725	42,832	24,299	(24)	(272)

Realized gains (losses)	72,677	26,620	546,192	123,995	(24)	(272)

Unrealized appreciation (depreciation) during the period	(70,973)	79,671	(658,053)	428,620	(666)	531

Net increase (decrease) in net assets from operations	1,704	106,458	(111,861)	554,186	(93)	853

Changes from principal transactions:
Purchase payments	10,779	13,679	191,780	157,311	691	791
Transfers between sub-accounts and the company	171	(69)	1,240,942	369,692	—	26,426
Transfers on general account policy loans	(3,966)	(2,044)	(13,265)	(10,892)	—	—
Withdrawals	(18,489)	(779)	(27,474)	(41,862)	—	(26,458)
Annual contract fee	(25,352)	(23,493)	(187,833)	(125,545)	(654)	(728)

Net increase (decrease) in net assets from principal transactions	(36,857)	(12,706)	1,204,150	348,704	37	31

Total increase (decrease) in net assets	(35,153)	93,752	1,092,289	902,890	(56)	884
Net assets at beginning of period	356,359	262,607	2,140,521	1,237,631	21,632	20,748

Net assets at end of period	$321,206	$356,359	$3,232,810	$2,140,521	$21,576	$21,632

	2018	2017	2018	2017	2018	2017
Units, beginning of period	13,559	14,102	48,747	39,801	1,810	1,800
Units issued	263	458	29,046	13,454	57	5,295
Units redeemed	(1,526)	(1,001)	(3,751)	(4,508)	(53)	(5,285)

Units, end of period	12,296	13,559	74,042	48,747	1,814	1,810

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series NAV		Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$33,918	$33,325	$6,651	$4,584	$8,539	$7,121
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	33,918	33,325	6,651	4,584	8,539	7,121

Realized gains (losses) on investments:
Capital gain distributions received	—	(18)	—	—	—	—
Net realized gain (loss)	(4,122)	(1,842)	(883)	(9,273)	(7,016)	(3,937)

Realized gains (losses)	(4,122)	(1,860)	(883)	(9,273)	(7,016)	(3,937)

Unrealized appreciation (depreciation) during the period	(34,578)	10,168	(3,184)	6,622	2,302	57

Net increase (decrease) in net assets from operations	(4,782)	41,633	2,584	1,933	3,825	3,241

Changes from principal transactions:
Purchase payments	70,342	71,915	17,959	18,865	40,131	56,801
Transfers between sub-accounts and the company	16,056	40,776	1,924	(41,067)	193,002	(23,971)
Transfers on general account policy loans	(7,022)	(24,729)	119	(2,920)	613	(1,214)
Withdrawals	(23,719)	(6,528)	(6,111)	(374)	(81,322)	(3,882)
Annual contract fee	(58,720)	(62,095)	(24,079)	(21,296)	(42,174)	(48,354)

Net increase (decrease) in net assets from principal transactions	(3,063)	19,339	(10,188)	(46,792)	110,250	(20,620)

Total increase (decrease) in net assets	(7,845)	60,972	(7,604)	(44,859)	114,075	(17,379)
Net assets at beginning of period	1,197,752	1,136,780	328,369	373,228	497,281	514,660

Net assets at end of period	$1,189,907	$1,197,752	$320,765	$328,369	$611,356	$497,281

	2018	2017	2018	2017	2018	2017
Units, beginning of period	99,974	98,343	30,365	34,710	45,804	47,698
Units issued	6,908	7,940	1,388	12,611	22,272	5,378
Units redeemed	(7,181)	(6,309)	(2,337)	(16,956)	(12,262)	(7,272)

Units, end of period	99,701	99,974	29,416	30,365	55,814	45,804

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,640	$708	$22,098	$9,780	$598	$543
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,640	708	22,098	9,780	598	543

Realized gains (losses) on investments:
Capital gain distributions received	10,207	6,310	129,775	77,844	28,276	8,487
Net realized gain (loss)	1,498	1,359	30,637	46,270	173	274

Realized gains (losses)	11,705	7,669	160,412	124,114	28,449	8,761

Unrealized appreciation (depreciation) during the period	(32,259)	13,115	(427,564)	141,422	(48,095)	4,567

Net increase (decrease) in net assets from operations	(18,914)	21,492	(245,054)	275,316	(19,048)	13,871

Changes from principal transactions:
Purchase payments	3,921	3,928	142,083	124,457	5,663	4,831
Transfers between sub-accounts and the company	(992)	(1,577)	1,881	(510,554)	5	9
Transfers on general account policy loans	13	15	(3,284)	27,177	(1,515)	(470)
Withdrawals	52	23	(20,376)	(12,794)	5	6
Annual contract fee	(5,466)	(5,399)	(124,805)	(113,817)	(5,793)	(5,318)

Net increase (decrease) in net assets from principal transactions	(2,472)	(3,010)	(4,501)	(485,531)	(1,635)	(942)

Total increase (decrease) in net assets	(21,386)	18,482	(249,555)	(210,215)	(20,683)	12,929
Net assets at beginning of period	169,439	150,957	2,173,872	2,384,087	138,728	125,799

Net assets at end of period	$148,053	$169,439	$1,924,317	$2,173,872	$118,045	$138,728

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,945	4,021	63,381	79,543	2,794	2,814
Units issued	62	42	6,764	7,680	98	94
Units redeemed	(115)	(118)	(6,889)	(23,842)	(133)	(114)

Units, end of period	3,892	3,945	63,256	63,381	2,759	2,794

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$4,155	$3,645	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,155	3,645	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	176,474	51,403	2,230	1	81,113	(11)
Net realized gain (loss)	1,619	10,259	538	40	(15,547)	(12,573)

Realized gains (losses)	178,093	61,662	2,768	41	65,566	(12,584)

Unrealized appreciation (depreciation) during the period	(298,429)	19,667	(4,305)	5,703	(128,458)	282,085

Net increase (decrease) in net assets from operations	(116,181)	84,974	(1,537)	5,744	(62,892)	269,501

Changes from principal transactions:
Purchase payments	50,573	60,481	605	678	109,731	100,509
Transfers between sub-accounts and the company	17,214	(3,799)	(1,686)	13,127	(57,950)	121,223
Transfers on general account policy loans	(7,616)	(2,562)	—	—	(11,435)	(3,335)
Withdrawals	(27,585)	(19,369)	5	(299)	(30,913)	(32,963)
Annual contract fee	(31,935)	(32,580)	(1,071)	(909)	(77,257)	(70,919)

Net increase (decrease) in net assets from principal transactions	651	2,171	(2,147)	12,597	(67,824)	114,515

Total increase (decrease) in net assets	(115,530)	87,145	(3,684)	18,341	(130,716)	384,016
Net assets at beginning of period	846,526	759,381	36,150	17,809	1,352,184	968,168

Net assets at end of period	$730,996	$846,526	$32,466	$36,150	$1,221,468	$1,352,184

	2018	2017	2018	2017	2018	2017
Units, beginning of period	34,553	34,463	1,109	691	34,902	31,662
Units issued	2,802	2,648	22	467	5,248	5,720
Units redeemed	(2,738)	(2,558)	(80)	(49)	(6,884)	(2,480)

Units, end of period	34,617	34,553	1,051	1,109	33,266	34,902

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$519	$905	$15,829	$17,577	$369	$281
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	519	905	15,829	17,577	369	281

Realized gains (losses) on investments:
Capital gain distributions received	9,279	7,309	267,213	207,418	8,695	17,100
Net realized gain (loss)	3,320	298	(24,396)	(87,787)	2,243	3,049

Realized gains (losses)	12,599	7,607	242,817	119,631	10,938	20,149

Unrealized appreciation (depreciation) during the period	(21,090)	(5,028)	(483,519)	(73,477)	(23,080)	(7,264)

Net increase (decrease) in net assets from operations	(7,972)	3,484	(224,873)	63,731	(11,773)	13,166

Changes from principal transactions:
Purchase payments	750	1,500	121,576	136,481	10,707	12,915
Transfers between sub-accounts and the company	(20,228)	(15)	333,335	199,532	(533)	(93,844)
Transfers on general account policy loans	—	—	(12,511)	(1,183)	(5,167)	1,799
Withdrawals	(2,613)	8	(9,206)	(61,486)	(9,057)	238
Annual contract fee	(2,918)	(3,313)	(76,683)	(81,184)	(15,204)	(22,799)

Net increase (decrease) in net assets from principal transactions	(25,009)	(1,820)	356,511	192,160	(19,254)	(101,691)

Total increase (decrease) in net assets	(32,981)	1,664	131,638	255,891	(31,027)	(88,525)
Net assets at beginning of period	97,772	96,108	1,680,559	1,424,668	110,878	199,403

Net assets at end of period	$64,791	$97,772	$1,812,197	$1,680,559	$79,851	$110,878

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,167	3,229	19,330	17,008	1,995	3,998
Units issued	31	36	8,215	18,563	150	1,862
Units redeemed	(799)	(98)	(3,737)	(16,241)	(494)	(3,865)

Units, end of period	2,399	3,167	23,808	19,330	1,651	1,995

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,993	$3,583	$8,052	$5,170	$72,788	$59,242
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,993	3,583	8,052	5,170	72,788	59,242

Realized gains (losses) on investments:
Capital gain distributions received	62,206	211,750	—	—	2	(3)
Net realized gain (loss)	(79,298)	30,998	(3,087)	1,188	815	3,946

Realized gains (losses)	(17,092)	242,748	(3,087)	1,188	817	3,943

Unrealized appreciation (depreciation) during the period	(117,663)	(85,272)	(16,227)	1,845	(169,199)	37,600

Net increase (decrease) in net assets from operations	(131,762)	161,059	(11,262)	8,203	(95,594)	100,785

Changes from principal transactions:
Purchase payments	56,785	50,502	5,180	4,337	161,774	177,140
Transfers between sub-accounts and the company	(669,855)	24,580	1,872	24,490	122,579	39,137
Transfers on general account policy loans	(29,189)	(1,181)	4,947	3,596	(45,544)	(14,737)
Withdrawals	(6,361)	(81,482)	36	(482)	(104,035)	(78,432)
Annual contract fee	(35,117)	(47,325)	(9,164)	(8,306)	(84,522)	(86,289)

Net increase (decrease) in net assets from principal transactions	(683,737)	(54,906)	2,871	23,635	50,252	36,819

Total increase (decrease) in net assets	(815,499)	106,153	(8,391)	31,838	(45,342)	137,604
Net assets at beginning of period	1,497,020	1,390,867	175,629	143,791	1,889,818	1,752,214

Net assets at end of period	$681,521	$1,497,020	$167,238	$175,629	$1,844,476	$1,889,818

	2018	2017	2018	2017	2018	2017
Units, beginning of period	47,034	48,759	6,053	5,233	87,688	85,913
Units issued	5,733	2,517	1,606	2,454	14,117	13,934
Units redeemed	(28,173)	(4,242)	(1,589)	(1,634)	(11,717)	(12,159)

Units, end of period	24,594	47,034	6,070	6,053	90,088	87,688

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$20,140	$22,892	$3,562	$5,376	$58,182	$58,596
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	20,140	22,892	3,562	5,376	58,182	58,596

Realized gains (losses) on investments:
Capital gain distributions received	—	12	9,665	8,393	148,757	84,811
Net realized gain (loss)	(9,444)	(2,709)	25,755	44,986	100,727	63,386

Realized gains (losses)	(9,444)	(2,697)	35,420	53,379	249,484	148,197

Unrealized appreciation (depreciation) during the period	(13,419)	4,890	(53,110)	2,666	(561,697)	556,621

Net increase (decrease) in net assets from operations	(2,723)	25,085	(14,128)	61,421	(254,031)	763,414

Changes from principal transactions:
Purchase payments	52,499	83,936	2,955	3,175	303,255	300,851
Transfers between sub-accounts and the company	44,298	26,559	(72,875)	306,686	(87,978)	170,638
Transfers on general account policy loans	(59,218)	(27,216)	(74,272)	(96,447)	(31,278)	(17,664)
Withdrawals	(25,981)	(2,367)	(106)	171	(48,299)	(46,232)
Annual contract fee	(48,117)	(46,864)	(13,902)	(11,484)	(165,089)	(162,566)

Net increase (decrease) in net assets from principal transactions	(36,519)	34,048	(158,200)	202,101	(29,389)	245,027

Total increase (decrease) in net assets	(39,242)	59,133	(172,328)	263,522	(283,420)	1,008,441
Net assets at beginning of period	776,376	717,243	417,549	154,027	4,549,806	3,541,365

Net assets at end of period	$737,134	$776,376	$245,221	$417,549	$4,266,386	$4,549,806

	2018	2017	2018	2017	2018	2017
Units, beginning of period	30,950	29,548	12,952	5,761	42,317	39,740
Units issued	4,558	5,996	941	10,879	2,750	4,809
Units redeemed	(6,050)	(4,594)	(5,827)	(3,688)	(3,007)	(2,232)

Units, end of period	29,458	30,950	8,066	12,952	42,060	42,317

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$378	$387	$5,806	$5,428	$3,973	$3,420
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	378	387	5,806	5,428	3,973	3,420

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(57)	(6)	(1,412)	(238)	352	(179)

Realized gains (losses)	(57)	(6)	(1,412)	(238)	352	(179)

Unrealized appreciation (depreciation) during the period	(13)	(222)	638	(3,308)	(3,078)	15,416

Net increase (decrease) in net assets from operations	308	159	5,032	1,882	1,247	18,657

Changes from principal transactions:
Purchase payments	—	—	25,967	33,207	200	1,325
Transfers between sub-accounts and the company	—	—	(35,614)	36,556	2,077	669
Transfers on general account policy loans	—	—	(220)	(4)	(136)	16,166
Withdrawals	(2,094)	—	—	(3,441)	57	(26,343)
Annual contract fee	(414)	(415)	(15,068)	(14,997)	(2,841)	(3,973)

Net increase (decrease) in net assets from principal transactions	(2,508)	(415)	(24,935)	51,321	(643)	(12,156)

Total increase (decrease) in net assets	(2,200)	(256)	(19,903)	53,203	604	6,501
Net assets at beginning of period	24,000	24,256	341,184	287,981	116,985	110,484

Net assets at end of period	$21,800	$24,000	$321,281	$341,184	$117,589	$116,985

	2018	2017	2018	2017	2018	2017
Units, beginning of period	2,361	2,402	33,446	28,405	2,878	3,119
Units issued	—	—	3,628	6,113	111	2,036
Units redeemed	(246)	(41)	(6,054)	(1,072)	(122)	(2,277)

Units, end of period	2,115	2,361	31,020	33,446	2,867	2,878

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series NAV
	2018	2017
Income:
Dividend distributions received	$33,155	$39,033
Expenses:
Mortality and expense risk and administrative charges	—	—

Net investment income (loss)	33,155	39,033

Realized gains (losses) on investments:
Capital gain distributions received	—	(17)
Net realized gain (loss)	28,347	(11,559)

Realized gains (losses)	28,347	(11,576)

Unrealized appreciation (depreciation) during the period	(46,753)	149,893

Net increase (decrease) in net assets from operations	14,749	177,350

Changes from principal transactions:
Purchase payments	78,773	98,616
Transfers between sub-accounts and the company	(676,546)	580,581
Transfers on general account policy loans	(47,259)	(21,763)
Withdrawals	(20,181)	(36,998)
Annual contract fee	(69,001)	(81,065)

Net increase (decrease) in net assets from principal transactions	(734,214)	539,371

Total increase (decrease) in net assets	(719,465)	716,721
Net assets at beginning of period	1,676,086	959,365

Net assets at end of period	$956,621	$1,676,086

	2018	2017
Units, beginning of period	51,453	33,814
Units issued	2,652	25,763
Units redeemed	(25,012)	(8,124)

Units, end of period	29,093	51,453

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 95 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts

(the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Bond Trust Series I	Select Bond Trust Series I	04/30/2018
Bond Trust Series NAV	Select Bond Trust Series NAV	04/30/2018
Small Cap Growth Trust Series I	Small Cap Stock Trust Series I	04/30/2018
Small Cap Growth Trust Series NAV	Small Cap Stock Trust Series NAV	04/30/2018

Funds transferred in 2018 are as follows:

Transferred from	Transferred to	Effective Date
Alpha Opportunities Trust Series I	Mid Cap Stock Trust Series I	04/27/2018
Alpha Opportunities Trust Series NAV	Mid Cap Stock Trust Series NAV	04/27/2018

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2018, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2018. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$257,757,069	—	—	257,757,069
NonAffiliated	$3,100,220	—	—	3,100,220

Total	$260,857,289	—	—	260,857,289

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy.

Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2018 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series NAV	$2,958,025	$1,576,367
Active Bond Trust Series I	30,834	15,237
Active Bond Trust Series NAV	309,155	135,257
Alpha Opportunities Trust Series I	591	5,321
Alpha Opportunities Trust Series NAV	24,682	191,081
American Asset Allocation Trust Series I	1,813,246	252,416
American Global Growth Trust Series I	198,744	44,370
American Growth Trust Series I	930,820	189,536
American Growth-Income Trust Series I	836,892	244,702
American International Trust Series I	846,922	157,035
Blue Chip Growth Trust Series I	233,142	76,119
Blue Chip Growth Trust Series NAV	3,493,004	899,268
Capital Appreciation Trust Series I	92,667	28,670
Capital Appreciation Trust Series NAV	1,192,564	169,352
Capital Appreciation Value Trust Series I	54	17
Capital Appreciation Value Trust Series NAV	1,759,131	233,149
Core Bond Trust Series I	39,603	36,922
Core Bond Trust Series NAV	634,806	328,307
Emerging Markets Value Trust Series I	7,449	2,786
Emerging Markets Value Trust Series NAV	203,143	128,190
Equity Income Trust Series I	133,896	73,301
Equity Income Trust Series NAV	848,655	466,341
Financial Industries Trust Series I	20,459	13,196
Financial Industries Trust Series NAV	199,380	133,205
Fundamental All Cap Core Trust Series I	2,384	1,707
Fundamental All Cap Core Trust Series NAV	236,362	247,517
Fundamental Large Cap Value Trust Series I	71,770	77,887
Fundamental Large Cap Value Trust Series NAV	237,706	120,668
Global Bond Trust Series I	8,572	37,510
Global Bond Trust Series NAV	135,574	759,274
Global Trust Series I	10,333	33,624
Global Trust Series NAV	125,991	124,839
Health Sciences Trust Series I	51,593	30,264
Health Sciences Trust Series NAV	783,634	209,199
High Yield Trust Series I	31,739	15,547
High Yield Trust Series NAV	806,524	175,010
International Equity Index Series I	20,890	51,079
International Equity Index Series NAV	607,117	215,581
International Growth Stock Trust Series I	3,082	72,470
International Growth Stock Trust Series NAV	100,095	27,920
International Small Company Trust Series I	2,615	2,759
International Small Company Trust Series NAV	187,348	75,624
International Value Trust Series I	27,308	13,347
International Value Trust Series NAV	333,571	98,168
Investment Quality Bond Trust Series I	15,335	14,170
Investment Quality Bond Trust Series NAV	98,924	249,651
Lifestyle Aggressive Portfolio Series NAV	168,900	8,503
Lifestyle Balanced Portfolio Series NAV	955,666	289,788
Lifestyle Conservative Portfolio Series NAV	103,628	14,937

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Lifestyle Growth Portfolio Series I	$10	$493
Lifestyle Growth Portfolio Series NAV	2,569,036	849,967
Lifestyle Moderate Portfolio Series NAV	353,362	98,826
M Capital Appreciation	201,734	38,416
M International Equity	188,442	55,306
M Large Cap Growth	243,261	96,507
M Large Cap Value	268,285	96,060
Managed Volatility Aggressive Portfolio Series I	74,664	13,519
Managed Volatility Aggressive Portfolio Series NAV	3,060,039	1,015,883
Managed Volatility Balanced Portfolio Series I	494,875	353,118
Managed Volatility Balanced Portfolio Series NAV	5,980,968	2,738,026
Managed Volatility Conservative Portfolio Series I	9,213	3,771
Managed Volatility Conservative Portfolio Series NAV	717,876	11,465,068
Managed Volatility Growth Portfolio Series I	387,032	716,700
Managed Volatility Growth Portfolio Series NAV	6,619,962	2,559,448
Managed Volatility Moderate Portfolio Series I	62,864	310,936
Managed Volatility Moderate Portfolio Series NAV	2,065,826	965,248
Mid Cap Index Trust Series I	50,145	32,774
Mid Cap Index Trust Series NAV	657,633	361,827
Mid Cap Stock Trust Series I	109,876	46,200
Mid Cap Stock Trust Series NAV	590,835	162,240
Mid Value Trust Series I	32,955	35,623
Mid Value Trust Series NAV	222,649	116,313
Money Market Trust Series I	449,434	511,142
Money-Market Trust Series NAV	6,061,964	6,576,491
PIMCO All Asset	62,273	41,218
Real Estate Securities Trust Series I	9,691	88,871
Real Estate Securities Trust Series NAV	138,804	208,341
Science & Technology Trust Series I	60,261	44,534
Science & Technology Trust Series NAV	1,890,099	182,590
Select Bond Trust Series I	1,272	639
Select Bond Trust Series NAV	115,470	84,612
Short Term Government Income Trust Series I	21,605	25,142
Short Term Government Income Trust Series NAV	251,131	132,341
Small Cap Index Trust Series I	14,586	5,212
Small Cap Index Trust Series NAV	392,932	245,559
Small Cap Opportunities Trust Series I	33,986	6,747
Small Cap Opportunities Trust Series NAV	250,129	68,849
Small Cap Stock Trust Series I	2,986	2,901
Small Cap Stock Trust Series NAV	301,641	288,353
Small Cap Value Trust Series I	10,752	25,963
Small Cap Value Trust Series NAV	977,365	337,812
Small Company Value Trust Series I	17,445	27,634
Small Company Value Trust Series NAV	256,522	875,062
Strategic Income Opportunities Trust Series I	54,914	43,991
Strategic Income Opportunities Trust Series NAV	371,165	248,123
Total Bond Market Series Trust NAV	132,406	148,784
Total Stock Market Index Trust Series I	45,416	190,389
Total Stock Market Index Trust Series NAV	515,964	338,413
Ultra Short Term Bond Trust Series I	378	2,509
Ultra Short Term Bond Trust Series NAV	42,999	62,128
Utilities Trust Series I	8,401	5,070

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Utilities Trust Series NAV	$119,875	$820,934

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund Series NAV (*)	2018	381	$55.90 to $34.95	$20,776	0.00% to 0.00%	1.42%	-4.64% to -4.65%
	2017	369	58.62 to 36.65	21,067	0.00 to 0.00	1.81	21.54 to 21.54
	2016	360	48.23 to 30.16	16,841	0.00 to 0.00	2.20	11.64 to 11.64
	2015	252	43.20 to 27.01	10,299	0.00 to 0.00	1.89	1.15 to 1.15
	2014	207	42.71 to 26.70	8,236	0.00 to 0.00	1.73	13.43 to 9.85

Active Bond Trust Series I (*)	2018	18	23.74 to 23.74	434	0.00 to 0.00	3.20	-0.60 to -0.60
	2017	18	23.89 to 23.89	435	0.00 to 0.00	4.01	4.84 to 4.84
	2016	13	22.78 to 22.78	287	0.00 to 0.00	3.29	4.34 to 4.34
	2015	16	21.84 to 21.84	354	0.00 to 0.00	5.02	0.17 to 0.17
	2014	18	21.80 to 21.80	394	0.00 to 0.00	3.68	6.82 to 6.82

Active Bond Trust Series NAV (*)	2018	18	77.56 to 77.56	1,404	0.00 to 0.00	3.38	-0.55 to -0.55
	2017	16	77.99 to 77.99	1,282	0.00 to 0.00	3.59	4.89 to 4.89
	2016	14	74.36 to 74.36	1,077	0.00 to 0.00	3.76	4.50 to 4.50
	2015	13	71.15 to 71.15	954	0.00 to 0.00	5.60	0.12 to 0.12
	2014	9	71.07 to 71.07	653	0.00 to 0.00	3.64	6.97 to 2.79

American Asset Allocation Trust Series I (*)	2018	303	18.46 to 18.46	5,591	0.00 to 0.00	1.85	-4.91 to -4.91
	2017	259	19.41 to 19.41	5,030	0.00 to 0.00	1.33	15.79 to 15.79
	2016	185	16.76 to 16.76	3,107	0.00 to 0.00	1.48	8.99 to 8.99
	2015	151	15.38 to 15.38	2,326	0.00 to 0.00	2.26	1.06 to 1.06
	2014	138	15.22 to 15.22	2,101	0.00 to 0.00	1.80	5.05 to 3.82

American Global Growth Trust Series I (*)	2018	24	18.63 to 18.63	453	0.00 to 0.00	0.73	-9.37 to -9.37
	2017	18	20.55 to 20.55	374	0.00 to 0.00	0.27	30.92 to 30.92
	2016	17	15.70 to 15.70	267	0.00 to 0.00	1.08	0.29 to 0.29
	2015	13	15.66 to 15.66	205	0.00 to 0.00	2.12	6.64 to 6.64
	2014	9	14.68 to 14.68	131	0.00 to 0.00	0.90	3.55 to 1.97

American Growth Trust Series I (*)	2018	103	47.01 to 31.23	3,478	0.00 to 0.00	0.39	-0.66 to -0.66
	2017	101	47.32 to 31.43	3,441	0.00 to 0.00	0.37	27.87 to 27.86
	2016	102	37.01 to 24.58	2,672	0.00 to 0.00	0.41	9.08 to 9.07
	2015	100	33.93 to 22.54	2,411	0.00 to 0.00	0.25	6.44 to 6.44
	2014	101	31.88 to 21.17	2,281	0.00 to 0.00	0.79	8.14 to 7.90

American Growth-Income Trust Series I (*)	2018	101	39.97 to 26.78	3,020	0.00 to 0.00	1.51	-2.18 to -2.18
	2017	95	40.87 to 27.38	2,932	0.00 to 0.00	1.10	22.03 to 22.03
	2016	95	33.49 to 22.44	2,394	0.00 to 0.00	1.60	11.10 to 11.10
	2015	107	30.14 to 20.19	2,405	0.00 to 0.00	1.25	1.11 to 1.11
	2014	138	29.81 to 19.97	3,002	0.00 to 0.00	0.93	10.25 to 7.27

American International Trust Series I (*)	2018	115	35.98 to 20.44	2,457	0.00 to 0.00	2.91	-13.46 to -13.46
	2017	94	41.58 to 23.62	2,325	0.00 to 0.00	0.99	31.65 to 31.65
	2016	83	31.58 to 17.94	1,603	0.00 to 0.00	1.00	3.12 to 3.12
	2015	80	30.63 to 17.40	1,548	0.00 to 0.00	1.43	-4.82 to -4.82
	2014	62	32.18 to 18.28	1,281	0.00 to 0.00	0.98	-3.05 to -4.20

Blue Chip Growth Trust Series I (*)	2018	25	37.07 to 37.07	930	0.00 to 0.00	0.02	1.97 to 1.97
	2017	25	36.35 to 36.35	902	0.00 to 0.00	0.07	36.28 to 36.28
	2016	27	26.67 to 26.67	722	0.00 to 0.00	0.01	0.81 to 0.81
	2015	43	26.46 to 26.46	1,140	0.00 to 0.00	0.00	11.06 to 11.06
	2014	45	23.82 to 23.82	1,067	0.00 to 0.00	0.00	9.07 to 9.07

Blue Chip Growth Trust Series NAV (*)	2018	50	190.64 to 190.64	9,553	0.00 to 0.00	0.06	2.03 to 2.03
	2017	44	186.84 to 186.84	8,271	0.00 to 0.00	0.11	36.34 to 36.34
	2016	52	137.04 to 137.04	7,175	0.00 to 0.00	0.06	0.85 to 0.85
	2015	51	135.88 to 135.88	6,938	0.00 to 0.00	0.00	11.13 to 11.13
	2014	29	122.28 to 122.28	3,576	0.00 to 0.00	0.00	11.16 to 9.11

Capital Appreciation Trust Series I (*)	2018	11	37.00 to 37.00	401	0.00 to 0.00	0.27	-0.80 to -0.80
	2017	11	37.30 to 37.30	417	0.00 to 0.00	0.06	36.53 to 36.53
	2016	12	27.32 to 27.32	323	0.00 to 0.00	0.00	-1.08 to -1.08
	2015	12	27.61 to 27.61	329	0.00 to 0.00	0.00	11.45 to 11.45
	2014	14	24.78 to 24.78	349	0.00 to 0.00	0.05	9.65 to 9.65

Capital Appreciation Trust Series NAV (*)	2018	51	36.38 to 36.38	1,857	0.00 to 0.00	0.37	-0.72 to -0.72
	2017	34	36.64 to 36.64	1,239	0.00 to 0.00	0.11	36.51 to 36.51
	2016	124	26.84 to 26.84	3,318	0.00 to 0.00	0.01	-1.00 to -1.00
	2015	154	27.11 to 27.11	4,175	0.00 to 0.00	0.02	11.47 to 11.47
	2014	182	24.32 to 24.32	4,417	0.00 to 0.00	0.08	11.81 to 9.68

Capital Appreciation Value Trust Series I (*)	2018	0	23.01 to 23.01	1	0.00 to 0.00	2.15	0.39 to 0.39
	2017	0	22.92 to 22.92	1	0.00 to 0.00	1.46	15.14 to 15.14
	2016	0	19.90 to 19.90	1	0.00 to 0.00	1.33	8.12 to 8.12
	2015	0	18.41 to 18.41	0	0.00 to 0.00	1.10	5.28 to 5.28
	2014	0	17.48 to 17.48	1	0.00 to 0.00	5.47	12.22 to 12.22

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Capital Appreciation Value Trust Series NAV (*)	2018	274	$23.09 to $23.09	$6,327	0.00% to 0.00%	2.34%	0.45% to 0.45%
	2017	235	22.99 to 22.99	5,394	0.00 to 0.00	1.46	15.13 to 15.13
	2016	149	19.97 to 19.97	2,966	0.00 to 0.00	1.66	8.19 to 8.19
	2015	104	18.46 to 18.46	1,928	0.00 to 0.00	1.27	5.27 to 5.27
	2014	89	17.54 to 17.54	1,562	0.00 to 0.00	1.69	12.38 to 7.58

Core Bond Trust Series I (*)	2018	28	21.45 to 21.45	603	0.00 to 0.00	2.47	-0.59 to -0.59
	2017	29	21.58 to 21.58	619	0.00 to 0.00	2.02	3.40 to 3.40
	2016	31	20.87 to 20.87	651	0.00 to 0.00	1.89	2.74 to 2.74
	2015	39	20.31 to 20.31	788	0.00 to 0.00	2.22	0.31 to 0.31
	2014	7	20.25 to 20.25	141	0.00 to 0.00	2.93	5.93 to 5.93

Core Bond Trust Series NAV (*)	2018	174	17.25 to 17.25	3,009	0.00 to 0.00	2.65	-0.54 to -0.54
	2017	161	17.35 to 17.35	2,790	0.00 to 0.00	2.26	3.47 to 3.47
	2016	141	16.76 to 16.76	2,357	0.00 to 0.00	2.12	2.73 to 2.73
	2015	128	16.32 to 16.32	2,095	0.00 to 0.00	2.29	0.36 to 0.36
	2014	27	16.26 to 16.26	437	0.00 to 0.00	2.82	6.01 to 2.87

Emerging Markets Value Trust Series I (*)	2018	5	15.44 to 15.44	83	0.00 to 0.00	2.58	-13.59 to -13.59
	2017	5	17.87 to 17.87	94	0.00 to 0.00	2.15	32.69 to 32.69
	2016	4	13.47 to 13.47	49	0.00 to 0.00	5.49	18.00 to 18.00
	2015	4	11.41 to 11.41	43	0.00 to 0.00	2.40	-19.07 to -19.07
	2014	0	14.10 to 14.10	5	0.00 to 0.00	1.85	-5.50 to -5.50

Emerging Markets Value Trust Series NAV (*)	2018	97	12.43 to 12.43	1,204	0.00 to 0.00	2.70	-13.48 to -13.48
	2017	94	14.36 to 14.36	1,348	0.00 to 0.00	1.53	32.67 to 32.67
	2016	69	10.83 to 10.83	746	0.00 to 0.00	2.52	18.09 to 18.09
	2015	84	9.17 to 9.17	766	0.00 to 0.00	1.54	-19.05 to -19.05
	2014	229	11.32 to 11.32	2,590	0.00 to 0.00	1.85	-5.37 to -7.51

Equity Income Trust Series I (*)	2018	15	32.42 to 32.42	492	0.00 to 0.00	1.87	-9.58 to -9.58
	2017	16	35.85 to 35.85	568	0.00 to 0.00	2.26	16.28 to 16.28
	2016	17	30.83 to 30.83	518	0.00 to 0.00	2.24	19.12 to 19.12
	2015	20	25.88 to 25.88	517	0.00 to 0.00	1.86	-6.75 to -6.75
	2014	23	27.75 to 27.75	630	0.00 to 0.00	1.69	7.47 to 7.47

Equity Income Trust Series NAV (*)	2018	67	53.66 to 53.66	3,581	0.00 to 0.00	1.93	-9.52 to -9.52
	2017	70	59.30 to 59.30	4,144	0.00 to 0.00	1.83	16.28 to 16.28
	2016	103	51.00 to 51.00	5,239	0.00 to 0.00	2.32	19.18 to 19.18
	2015	106	42.79 to 42.79	4,555	0.00 to 0.00	1.74	-6.66 to -6.66
	2014	146	45.85 to 45.85	6,715	0.00 to 0.00	1.82	7.55 to 4.38

Financial Industries Trust Series I (*)	2018	4	27.10 to 27.10	96	0.00 to 0.00	1.16	-14.49 to -14.49
	2017	4	31.69 to 31.69	116	0.00 to 0.00	1.10	15.29 to 15.29
	2016	4	27.49 to 27.49	104	0.00 to 0.00	1.28	19.37 to 19.37
	2015	7	23.03 to 23.03	150	0.00 to 0.00	1.00	-2.65 to -2.65
	2014	6	23.65 to 23.65	141	0.00 to 0.00	0.70	8.65 to 8.65

Financial Industries Trust Series NAV (*)	2018	22	32.70 to 32.70	721	0.00 to 0.00	1.19	-14.38 to -14.38
	2017	22	38.19 to 38.19	842	0.00 to 0.00	0.82	15.29 to 15.29
	2016	16	33.13 to 33.13	540	0.00 to 0.00	1.54	19.47 to 19.47
	2015	18	27.73 to 27.73	491	0.00 to 0.00	1.08	-2.58 to -2.58
	2014	17	28.46 to 28.46	488	0.00 to 0.00	0.78	8.64 to 6.56

Fundamental All Cap Core Trust Series I (*)	2018	0	45.57 to 45.57	2	0.00 to 0.00	0.44	-13.16 to -13.16
	2017	0	52.48 to 52.48	1	0.00 to 0.00	0.82	27.70 to 27.70
	2016	0	41.10 to 41.10	1	0.00 to 0.00	0.61	8.34 to 8.34
	2015	0	37.93 to 37.93	4	0.00 to 0.00	0.00	4.01 to 4.01
	2014	1	36.47 to 36.47	39	0.00 to 0.00	0.41	9.75 to 9.75

Fundamental All Cap Core Trust Series NAV (*)	2018	26	27.11 to 27.11	693	0.00 to 0.00	0.46	-13.16 to -13.16
	2017	30	31.22 to 31.22	924	0.00 to 0.00	0.84	27.77 to 27.77
	2016	26	24.44 to 24.44	623	0.00 to 0.00	0.73	8.40 to 8.40
	2015	18	22.55 to 22.55	414	0.00 to 0.00	0.00	4.09 to 4.09
	2014	16	21.66 to 21.66	352	0.00 to 0.00	0.44	11.86 to 9.81

Fundamental Large Cap Value Trust Series I (*)	2018	22	30.10 to 30.10	652	0.00 to 0.00	1.12	-17.03 to -17.03
	2017	22	36.28 to 36.28	806	0.00 to 0.00	1.57	17.43 to 17.43
	2016	25	30.90 to 30.90	765	0.00 to 0.00	2.06	10.17 to 10.17
	2015	29	28.05 to 28.05	801	0.00 to 0.00	1.02	-1.11 to -1.11
	2014	32	28.36 to 28.36	900	0.00 to 0.00	1.59	10.61 to 10.61

Fundamental Large Cap Value Trust Series NAV (*)	2018	103	21.23 to 21.23	2,197	0.00 to 0.00	1.19	-17.03 to -17.03
	2017	100	25.59 to 25.59	2,556	0.00 to 0.00	1.68	17.54 to 17.54
	2016	109	21.77 to 21.77	2,375	0.00 to 0.00	2.34	10.21 to 10.21
	2015	111	19.75 to 19.75	2,187	0.00 to 0.00	1.13	-1.06 to -1.06
	2014	105	19.96 to 19.96	2,105	0.00 to 0.00	0.87	10.66 to 7.82

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Bond Trust Series I (*)	2018	9	$22.87 to $22.87	$206	0.00% to 0.00%	2.56%	-1.90% to -1.90%
	2017	11	23.32 to 23.32	245	0.00 to 0.00	2.21	8.75 to 8.75
	2016	11	21.44 to 21.44	230	0.00 to 0.00	0.00	3.05 to 3.05
	2015	10	20.80 to 20.80	207	0.00 to 0.00	2.60	-3.50 to -3.50
	2014	8	21.56 to 21.56	180	0.00 to 0.00	0.98	2.28 to 2.28

Global Bond Trust Series NAV (*)	2018	33	32.75 to 32.75	1,067	0.00 to 0.00	2.64	-1.74 to -1.74
	2017	52	33.33 to 33.33	1,734	0.00 to 0.00	2.68	8.71 to 8.71
	2016	31	30.66 to 30.66	953	0.00 to 0.00	0.00	3.15 to 3.15
	2015	32	29.73 to 29.73	946	0.00 to 0.00	2.69	-3.51 to -3.51
	2014	33	30.81 to 30.81	1,021	0.00 to 0.00	1.05	2.42 to -1.88

Global Trust Series I (*)	2018	4	19.68 to 19.68	69	0.00 to 0.00	1.68	-14.49 to -14.49
	2017	5	23.01 to 23.01	106	0.00 to 0.00	1.93	18.88 to 18.88
	2016	5	19.36 to 19.36	104	0.00 to 0.00	4.15	9.47 to 9.47
	2015	10	17.68 to 17.68	184	0.00 to 0.00	1.86	-6.42 to -6.42
	2014	11	18.89 to 18.89	216	0.00 to 0.00	3.82	-2.60 to -2.60

Global Trust Series NAV (*)	2018	64	18.01 to 18.01	1,145	0.00 to 0.00	1.87	-14.42 to -14.42
	2017	65	21.04 to 21.04	1,361	0.00 to 0.00	1.97	18.90 to 18.90
	2016	66	17.70 to 17.70	1,168	0.00 to 0.00	4.69	9.46 to 9.46
	2015	66	16.17 to 16.17	1,073	0.00 to 0.00	1.97	-6.33 to -6.33
	2014	67	17.26 to 17.26	1,165	0.00 to 0.00	7.93	-2.51 to -6.31

Health Sciences Trust Series I (*)	2018	4	89.34 to 89.34	343	0.00 to 0.00	0.00	0.69 to 0.69
	2017	4	88.73 to 88.73	356	0.00 to 0.00	0.00	27.51 to 27.51
	2016	5	69.59 to 69.59	330	0.00 to 0.00	0.07	-10.57 to -10.57
	2015	4	77.81 to 77.81	346	0.00 to 0.00	0.00	12.69 to 12.69
	2014	5	69.05 to 69.05	349	0.00 to 0.00	0.00	31.83 to 31.83

Health Sciences Trust Series NAV (*)	2018	38	69.79 to 69.79	2,632	0.00 to 0.00	0.00	0.76 to 0.76
	2017	33	69.27 to 69.27	2,316	0.00 to 0.00	0.00	27.61 to 27.61
	2016	40	54.28 to 54.28	2,180	0.00 to 0.00	0.10	-10.54 to -10.54
	2015	40	60.67 to 60.67	2,419	0.00 to 0.00	0.00	12.76 to 12.76
	2014	18	53.81 to 53.81	965	0.00 to 0.00	0.00	31.85 to 25.97

High Yield Trust Series I (*)	2018	13	24.81 to 24.81	324	0.00 to 0.00	6.06	-3.01 to -3.01
	2017	13	25.58 to 25.58	338	0.00 to 0.00	5.53	7.50 to 7.50
	2016	13	23.80 to 23.80	313	0.00 to 0.00	7.09	16.27 to 16.27
	2015	14	20.47 to 20.47	285	0.00 to 0.00	7.50	-8.31 to -8.31
	2014	14	22.32 to 22.32	309	0.00 to 0.00	7.16	0.12 to 0.12

High Yield Trust Series NAV (*)	2018	125	23.52 to 23.52	2,945	0.00 to 0.00	6.88	-3.02 to -3.02
	2017	107	24.25 to 24.25	2,587	0.00 to 0.00	5.39	7.46 to 7.46
	2016	132	22.57 to 22.57	2,982	0.00 to 0.00	8.21	16.56 to 16.56
	2015	79	19.36 to 19.36	1,524	0.00 to 0.00	7.51	-8.38 to -8.38
	2014	78	21.14 to 21.14	1,652	0.00 to 0.00	6.91	0.00 to -3.67

International Equity Index Series I (*)	2018	13	12.45 to 12.45	160	0.00 to 0.00	2.21	-14.10 to -14.10
	2017	15	14.49 to 14.49	223	0.00 to 0.00	2.06	27.30 to 27.30
	2016	19	11.39 to 11.39	217	0.00 to 0.00	2.75	4.45 to 4.45
	2015	20	10.90 to 10.90	217	0.00 to 0.00	2.38	-5.91 to -5.91
	2014	21	11.58 to 11.58	239	0.00 to 0.00	3.03	-4.61 to -4.61

International Equity Index Series NAV (*)	2018	67	48.91 to 48.91	3,254	0.00 to 0.00	2.45	-14.10 to -14.10
	2017	61	56.94 to 56.94	3,482	0.00 to 0.00	1.66	27.45 to 27.45
	2016	135	44.68 to 44.68	6,025	0.00 to 0.00	2.68	4.43 to 4.43
	2015	143	42.78 to 42.78	6,099	0.00 to 0.00	2.85	-5.80 to -5.80
	2014	84	45.42 to 45.42	3,809	0.00 to 0.00	2.94	-4.57 to -7.23

International Growth Stock Trust Series I (*)	2018	1	12.49 to 12.49	18	0.00 to 0.00	0.72	-14.43 to -14.43
	2017	6	14.60 to 14.60	94	0.00 to 0.00	1.10	21.86 to 21.86
	2016	12	11.98 to 11.98	143	0.00 to 0.00	1.76	-1.31 to -1.31
	2015	13	12.14 to 12.14	156	0.00 to 0.00	1.74	-2.27 to -2.27
	2014	12	12.42 to 12.42	155	0.00 to 0.00	1.73	0.20 to 0.20

International Growth Stock Trust Series NAV (*)	2018	46	12.53 to 12.53	571	0.00 to 0.00	1.72	-14.43 to -14.43
	2017	42	14.64 to 14.64	621	0.00 to 0.00	1.26	21.90 to 21.90
	2016	62	12.01 to 12.01	746	0.00 to 0.00	2.05	-1.19 to -1.19
	2015	41	12.16 to 12.16	493	0.00 to 0.00	1.82	-2.23 to -2.23
	2014	37	12.43 to 12.43	463	0.00 to 0.00	1.72	0.19 to -2.81

International Small Company Trust Series I (*)	2018	2	16.38 to 16.38	31	0.00 to 0.00	1.26	-20.10 to -20.10
	2017	2	20.50 to 20.50	40	0.00 to 0.00	0.99	29.45 to 29.45
	2016	5	15.83 to 15.83	82	0.00 to 0.00	1.86	4.90 to 4.90
	2015	2	15.09 to 15.09	35	0.00 to 0.00	1.78	6.54 to 6.54
	2014	3	14.17 to 14.17	38	0.00 to 0.00	1.19	-6.89 to -6.89

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Small Company Trust Series NAV (*)	2018	72	$16.45 to $16.45	$1,182	0.00% to 0.00%	1.26%	-20.07% to -20.07%
	2017	67	20.59 to 20.59	1,376	0.00 to 0.00	1.43	29.59 to 29.59
	2016	69	15.89 to 15.89	1,100	0.00 to 0.00	2.05	4.95 to 4.95
	2015	65	15.14 to 15.14	985	0.00 to 0.00	1.85	6.68 to 6.68
	2014	45	14.19 to 14.19	640	0.00 to 0.00	1.56	-6.85 to -10.48

International Value Trust Series I (*)	2018	13	24.66 to 24.66	320	0.00 to 0.00	2.51	-15.03 to -15.03
	2017	13	29.03 to 29.03	371	0.00 to 0.00	1.87	17.14 to 17.14
	2016	13	24.78 to 24.78	318	0.00 to 0.00	2.67	12.24 to 12.24
	2015	10	22.08 to 22.08	215	0.00 to 0.00	1.72	-7.81 to -7.81
	2014	11	23.95 to 23.95	253	0.00 to 0.00	2.73	-12.51 to -12.51

International Value Trust Series NAV (*)	2018	107	15.94 to 15.94	1,713	0.00 to 0.00	2.61	-14.96 to -14.96
	2017	98	18.75 to 18.75	1,835	0.00 to 0.00	1.91	17.25 to 17.25
	2016	100	15.99 to 15.99	1,596	0.00 to 0.00	4.13	12.20 to 12.20
	2015	40	14.25 to 14.25	576	0.00 to 0.00	1.80	-7.72 to -7.72
	2014	57	15.44 to 15.44	877	0.00 to 0.00	3.29	-12.47 to -14.40

Investment Quality Bond Trust Series I (*)	2018	8	24.75 to 24.75	192	0.00 to 0.00	2.73	-0.81 to -0.81
	2017	8	24.95 to 24.95	199	0.00 to 0.00	2.22	4.60 to 4.60
	2016	13	23.86 to 23.86	307	0.00 to 0.00	2.39	4.29 to 4.29
	2015	10	22.88 to 22.88	236	0.00 to 0.00	1.86	-0.82 to -0.82
	2014	12	23.06 to 23.06	286	0.00 to 0.00	3.24	5.47 to 5.47

Investment Quality Bond Trust Series NAV (*)	2018	25	17.20 to 17.20	435	0.00 to 0.00	2.89	-0.67 to -0.67
	2017	35	17.32 to 17.32	612	0.00 to 0.00	2.80	4.67 to 4.67
	2016	32	16.55 to 16.55	521	0.00 to 0.00	2.49	4.26 to 4.26
	2015	16	15.87 to 15.87	253	0.00 to 0.00	1.72	-0.68 to -0.68
	2014	20	15.98 to 15.98	316	0.00 to 0.00	4.08	5.54 to 2.04

Lifestyle Aggressive Portfolio Series NAV (*)	2018	25	12.94 to 12.94	323	0.00 to 0.00	2.43	-8.87 to -8.87
	2017	15	14.20 to 14.20	213	0.00 to 0.00	1.76	21.85 to 21.85
	2016	14	11.65 to 11.65	161	0.00 to 0.00	11.95	9.59 to 9.59
	2015	0	10.63 to 10.63	1	0.00 to 0.00	2.01	-1.51 to -1.51
	2014	0	10.80 to 10.80	1	0.00 to 0.00	3.98	5.46 to 5.46

Lifestyle Balanced Portfolio Series NAV (*)	2018	199	12.24 to 12.24	2,432	0.00 to 0.00	2.64	-3.29 to -4.39
	2017	154	12.80 to 12.80	1,971	0.00 to 0.00	2.73	12.38 to 12.38
	2016	101	11.39 to 11.39	1,148	0.00 to 0.00	3.27	6.17 to 6.17
	2015	56	10.73 to 10.73	600	0.00 to 0.00	3.19	0.10 to 0.10
	2014	27	10.72 to 10.72	293	0.00 to 0.00	10.52	5.94 to 5.94

Lifestyle Conservative Portfolio Series NAV (*)	2018	16	11.62 to 11.62	188	0.00 to 0.00	3.58	-1.92 to -1.92
	2017	9	11.85 to 11.85	108	0.00 to 0.00	2.72	7.01 to 7.01
	2016	8	11.07 to 11.07	88	0.00 to 0.00	3.10	4.36 to 4.36
	2015	7	10.61 to 10.61	75	0.00 to 0.00	2.96	0.22 to 0.22
	2014	5	10.59 to 10.59	57	0.00 to 0.00	11.74	5.67 to 5.67

Lifestyle Growth Portfolio Series I (*)	2018	0	11.12 to 11.12	0	0.00 to 0.00	1.04	-6.11 to -6.11
	2017	0	11.85 to 11.85	1	0.00 to 0.00	1.44	16.14 to 16.14
	2016	0	10.20 to 10.20	1	0.00 to 0.00	9.22	1.99 to 1.99

Lifestyle Growth Portfolio Series NAV (*)	2018	1,266	12.64 to 12.64	16,009	0.00 to 0.00	2.34	-6.07 to -6.07
	2017	1,181	13.46 to 13.46	15,902	0.00 to 0.00	4.06	16.20 to 16.20
	2016	410	11.59 to 11.59	4,748	0.00 to 0.00	5.87	7.22 to 1.99
	2015	73	10.81 to 10.81	786	0.00 to 0.00	3.37	0.00 to 0.00
	2014	28	10.81 to 10.81	297	0.00 to 0.00	11.24	6.23 to 6.23

Lifestyle Moderate Portfolio Series NAV (*)	2018	92	12.04 to 12.04	1,102	0.00 to 0.00	2.81	-2.24 to -3.53
	2017	75	12.48 to 12.48	932	0.00 to 0.00	2.59	10.56 to 10.56
	2016	63	11.29 to 11.29	708	0.00 to 0.00	3.12	5.54 to 5.54
	2015	37	10.69 to 10.69	399	0.00 to 0.00	3.16	0.14 to 0.14
	2014	21	10.68 to 10.68	227	0.00 to 0.00	9.70	5.88 to 5.88

M Capital Appreciation	2018	5	98.31 to 98.31	519	0.00 to 0.00	0.32	-14.15 to -14.15
	2017	5	114.51 to 114.51	552	0.00 to 0.00	0.00	19.02 to 19.02
	2016	4	96.21 to 96.21	384	0.00 to 0.00	0.00	21.06 to 21.06
	2015	4	79.47 to 79.47	309	0.00 to 0.00	0.00	-6.58 to -6.58
	2014	2	85.07 to 85.07	169	0.00 to 0.00	0.00	12.42 to 9.01

M International Equity	2018	19	31.26 to 31.26	579	0.00 to 0.00	1.61	-20.57 to -20.57
	2017	15	39.36 to 39.36	595	0.00 to 0.00	1.63	24.05 to 24.05
	2016	16	31.73 to 31.73	515	0.00 to 0.00	1.39	-0.05 to -0.05
	2015	13	31.74 to 31.74	415	0.00 to 0.00	2.01	-3.94 to -3.94
	2014	8	33.05 to 33.05	253	0.00 to 0.00	3.55	-7.06 to -10.07

M Large Cap Growth	2018	12	69.77 to 69.77	810	0.00 to 0.00	0.00	-4.95 to -4.95
	2017	11	73.41 to 73.41	803	0.00 to 0.00	0.00	38.97 to 38.97

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
M Large Cap Growth	2016	14	$52.82 to $52.82	$717	0.00% to 0.00%	0.00	-2.32% to -2.32%
	2015	10	54.08 to 54.08	555	0.00 to 0.00	0.03	7.70 to 7.70
	2014	6	50.21 to 50.21	306	0.00 to 0.00	0.06	12.53 to 10.21

M Large Cap Value	2018	29	26.27 to 26.27	762	0.00 to 0.00	1.55	-12.07 to -12.07
	2017	26	29.87 to 29.87	771	0.00 to 0.00	1.60	14.99 to 14.99
	2016	23	25.98 to 25.98	598	0.00 to 0.00	1.78	9.64 to 9.64
	2015	27	23.69 to 23.69	628	0.00 to 0.00	1.63	-0.66 to -0.66
	2014	14	23.85 to 23.85	323	0.00 to 0.00	2.01	9.68 to 5.84

Managed Volatility Aggressive Portfolio Series I (*)	2018	25	22.04 to 22.04	540	0.00 to 0.00	2.05	-8.46 to -8.46
	2017	24	24.08 to 24.08	580	0.00 to 0.00	1.83	22.81 to 22.81
	2016	23	19.61 to 19.61	454	0.00 to 0.00	1.76	1.95 to 1.95
	2015	22	19.23 to 19.23	421	0.00 to 0.00	1.38	-5.85 to -5.85
	2014	32	20.43 to 20.43	654	0.00 to 0.00	2.92	1.40 to 1.40

Managed Volatility Aggressive Portfolio Series NAV (*)	2018	757	20.19 to 20.19	15,282	0.00 to 0.00	2.12	-8.32 to -8.32
	2017	731	22.03 to 22.03	16,094	0.00 to 0.00	1.88	22.88 to 22.88
	2016	700	17.93 to 17.93	12,546	0.00 to 0.00	1.77	1.89 to 1.89
	2015	673	17.59 to 17.59	11,834	0.00 to 0.00	2.23	-5.79 to -5.79
	2014	578	18.67 to 18.67	10,794	0.00 to 0.00	3.04	1.54 to 0.53

Managed Volatility Balanced Portfolio Series I (*)	2018	182	26.03 to 26.03	4,742	0.00 to 0.00	2.27	-4.89 to -4.89
	2017	194	27.37 to 27.37	5,310	0.00 to 0.00	2.19	14.14 to 14.14
	2016	206	23.98 to 23.98	4,948	0.00 to 0.00	2.10	4.80 to 4.80
	2015	215	22.88 to 22.88	4,907	0.00 to 0.00	2.42	-2.25 to -2.25
	2014	220	23.40 to 23.40	5,157	0.00 to 0.00	2.87	4.29 to 4.29

Managed Volatility Balanced Portfolio Series NAV (*)	2018	1,938	19.58 to 19.58	37,956	0.00 to 0.00	2.39	-4.82 to -4.82
	2017	1,959	20.58 to 20.58	40,305	0.00 to 0.00	2.30	14.15 to 14.15
	2016	1,973	18.02 to 18.02	35,568	0.00 to 0.00	2.21	4.91 to 4.91
	2015	1,939	17.18 to 17.18	33,314	0.00 to 0.00	2.63	-2.20 to -2.20
	2014	1,770	17.57 to 17.57	31,088	0.00 to 0.00	3.14	4.25 to 1.81

Managed Volatility Conservative Portfolio Series I (*)	2018	3	25.47 to 25.47	71	0.00 to 0.00	2.74	-2.18 to -2.18
	2017	3	26.04 to 26.04	71	0.00 to 0.00	2.64	7.81 to 7.81
	2016	3	24.15 to 24.15	64	0.00 to 0.00	2.06	4.58 to 4.58
	2015	6	23.10 to 23.10	135	0.00 to 0.00	2.49	0.05 to 0.05
	2014	7	23.08 to 23.08	153	0.00 to 0.00	2.83	5.01 to 5.01

Managed Volatility Conservative Portfolio Series NAV (*)	2018	424	18.13 to 18.13	7,684	0.00 to 0.00	2.01	-2.21 to -2.21
	2017	1,035	18.54 to 18.54	19,180	0.00 to 0.00	8.37	7.94 to 7.94
	2016	186	17.17 to 17.17	3,186	0.00 to 0.00	2.55	4.53 to 4.53
	2015	180	16.43 to 16.43	2,960	0.00 to 0.00	2.79	0.18 to 0.18
	2014	183	16.40 to 16.40	3,001	0.00 to 0.00	2.73	4.98 to 2.14

Managed Volatility Growth Portfolio Series I (*)	2018	60	23.90 to 23.90	1,430	0.00 to 0.00	1.91	-6.54 to -6.54
	2017	79	25.57 to 25.57	2,029	0.00 to 0.00	1.91	18.59 to 18.59
	2016	94	21.56 to 21.56	2,018	0.00 to 0.00	1.77	3.34 to 3.34
	2015	101	20.87 to 20.87	2,116	0.00 to 0.00	2.16	-4.53 to -4.53
	2014	104	21.86 to 21.86	2,279	0.00 to 0.00	2.76	2.16 to 2.16

Managed Volatility Growth Portfolio Series NAV (*)	2018	1,800	19.72 to 19.72	35,504	0.00 to 0.00	2.24	-6.56 to -6.56
	2017	1,797	21.11 to 21.11	37,922	0.00 to 0.00	2.08	18.71 to 18.71
	2016	1,902	17.78 to 17.78	33,819	0.00 to 0.00	1.98	3.38 to 3.38
	2015	1,837	17.20 to 17.20	31,597	0.00 to 0.00	2.31	-4.55 to -4.55
	2014	1,752	18.02 to 18.02	31,572	0.00 to 0.00	3.00	2.28 to 0.59

Managed Volatility Moderate Portfolio Series I (*)	2018	19	26.13 to 26.13	497	0.00 to 0.00	1.76	-3.99 to -3.99
	2017	30	27.22 to 27.22	828	0.00 to 0.00	2.30	11.88 to 11.88
	2016	33	24.33 to 24.33	810	0.00 to 0.00	2.07	5.29 to 5.29
	2015	38	23.11 to 23.11	880	0.00 to 0.00	2.49	-0.91 to -0.91
	2014	40	23.32 to 23.32	943	0.00 to 0.00	2.83	4.94 to 4.94

Managed Volatility Moderate Portfolio Series NAV (*)	2018	533	19.40 to 19.40	10,334	0.00 to 0.00	2.52	-3.93 to -3.93
	2017	525	20.19 to 20.19	10,593	0.00 to 0.00	2.71	12.02 to 12.02
	2016	462	18.03 to 18.03	8,336	0.00 to 0.00	2.31	5.25 to 5.25
	2015	443	17.13 to 17.13	7,592	0.00 to 0.00	2.66	-0.86 to -0.86
	2014	355	17.27 to 17.27	6,125	0.00 to 0.00	3.03	4.99 to 2.38

Mid Cap Index Trust Series I (*)	2018	10	50.49 to 50.49	490	0.00 to 0.00	1.11	-11.46 to -11.46
	2017	10	57.02 to 57.02	580	0.00 to 0.00	0.58	15.81 to 15.81
	2016	8	49.24 to 49.24	370	0.00 to 0.00	1.26	20.11 to 20.11
	2015	7	40.99 to 40.99	289	0.00 to 0.00	1.08	-2.60 to -2.60
	2014	7	42.08 to 42.08	299	0.00 to 0.00	0.96	9.35 to 9.35

Mid Cap Index Trust Series NAV (*)	2018	93	33.16 to 33.16	3,071	0.00 to 0.00	1.18	-11.45 to -11.45
	2017	92	37.45 to 37.45	3,448	0.00 to 0.00	0.50	15.86 to 15.86

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Cap Index Trust Series NAV (*)	2016	99	$32.32 to $32.32	$3,184	0.00% to 0.00%	1.22%	20.17% to 20.17%
	2015	118	26.89 to 26.89	3,174	0.00 to 0.00	1.08	-2.54 to -2.54
	2014	128	27.60 to 27.60	3,524	0.00 to 0.00	1.00	9.40 to 6.47

Mid Cap Stock Trust Series I (*)	2018	8	44.40 to 44.40	371	0.00 to 0.00	0.00	-1.56 to -1.56
	2017	8	45.10 to 45.10	364	0.00 to 0.00	0.00	28.54 to 28.54
	2016	8	35.09 to 35.09	287	0.00 to 0.00	0.00	0.59 to 0.59
	2015	10	34.88 to 34.88	347	0.00 to 0.00	0.00	3.00 to 3.00
	2014	13	33.87 to 33.87	437	0.00 to 0.00	0.11	8.02 to 8.02

Mid Cap Stock Trust Series NAV (*)	2018	19	96.79 to 96.79	1,814	0.00 to 0.00	0.00	-1.54 to -1.54
	2017	17	98.30 to 98.30	1,637	0.00 to 0.00	0.00	28.66 to 28.66
	2016	16	76.41 to 76.41	1,249	0.00 to 0.00	0.00	0.58 to 0.58
	2015	16	75.96 to 75.96	1,206	0.00 to 0.00	0.00	3.04 to 3.04
	2014	14	73.72 to 73.72	1,049	0.00 to 0.00	0.15	9.25 to 8.11

Mid Value Trust Series I (*)	2018	7	30.91 to 30.91	225	0.00 to 0.00	0.75	-10.84 to -10.84
	2017	8	34.67 to 34.67	276	0.00 to 0.00	0.98	11.43 to 11.43
	2016	8	31.12 to 31.12	264	0.00 to 0.00	1.09	24.02 to 24.02
	2015	9	25.09 to 25.09	219	0.00 to 0.00	1.12	-3.43 to -3.43
	2014	10	25.98 to 25.98	248	0.00 to 0.00	0.74	10.60 to 10.60

Mid Value Trust Series NAV (*)	2018	23	47.62 to 47.62	1,101	0.00 to 0.00	0.84	-10.68 to -10.68
	2017	23	53.32 to 53.32	1,238	0.00 to 0.00	1.15	11.46 to 11.46
	2016	19	47.84 to 47.84	885	0.00 to 0.00	1.26	24.09 to 24.09
	2015	17	38.55 to 38.55	649	0.00 to 0.00	1.20	-3.41 to -3.41
	2014	16	39.91 to 39.91	651	0.00 to 0.00	0.68	10.70 to 4.90

Money Market Trust Series I (*)	2018	157	13.75 to 13.75	2,164	0.00 to 0.00	1.53	1.53 to 1.53
	2017	164	13.55 to 13.55	2,225	0.00 to 0.00	0.59	0.60 to 0.60
	2016	165	13.46 to 13.46	2,218	0.00 to 0.00	0.07	0.04 to 0.04
	2015	170	13.46 to 13.46	2,285	0.00 to 0.00	0.00	0.00 to 0.00
	2014	202	13.46 to 13.46	2,725	0.00 to 0.00	0.00	0.00 to 0.00

Money-Market Trust Series NAV (*)	2018	483	10.23 to 10.23	4,944	0.00 to 0.00	1.58	1.60 to 1.60
	2017	542	10.07 to 10.07	5,459	0.00 to 0.00	0.65	0.61 to 0.61
	2016	488	10.00 to 10.00	4,882	0.00 to 0.00	0.15	0.05 to 0.05

PIMCO All Asset	2018	25	24.40 to 17.29	430	0.00 to 0.00	2.94	-5.59 to -5.59
	2017	24	25.85 to 18.31	445	0.00 to 0.00	3.20	13.19 to 13.19
	2016	95	22.84 to 16.18	1,534	0.00 to 0.00	2.15	12.59 to 12.59
	2015	149	20.28 to 14.37	2,146	0.00 to 0.00	2.17	-9.31 to -9.32
	2014	314	22.37 to 15.84	4,983	0.00 to 0.00	4.91	0.24 to -3.88

Real Estate Securities Trust Series I (*)	2018	3	56.47 to 56.47	167	0.00 to 0.00	1.48	-3.46 to -3.46
	2017	4	58.50 to 58.50	257	0.00 to 0.00	0.22	6.24 to 6.24
	2016	13	55.06 to 55.06	714	0.00 to 0.00	3.72	6.92 to 6.92
	2015	13	51.50 to 51.50	695	0.00 to 0.00	1.89	2.67 to 2.67
	2014	14	50.16 to 50.16	686	0.00 to 0.00	1.67	31.73 to 31.73

Real Estate Securities Trust Series NAV (*)	2018	10	156.74 to 156.74	1,505	0.00 to 0.00	1.71	-3.43 to -3.43
	2017	10	162.30 to 162.30	1,658	0.00 to 0.00	0.44	6.26 to 6.26
	2016	15	152.74 to 152.74	2,363	0.00 to 0.00	3.46	6.96 to 6.96
	2015	16	142.80 to 142.80	2,280	0.00 to 0.00	1.62	2.80 to 2.80
	2014	23	138.91 to 138.91	3,229	0.00 to 0.00	1.60	31.75 to 13.03

Science & Technology Trust Series I (*)	2018	12	26.11 to 26.11	321	0.00 to 0.00	0.00	-0.61 to -0.61
	2017	14	26.27 to 26.27	356	0.00 to 0.00	0.05	41.13 to 41.13
	2016	14	18.62 to 18.62	263	0.00 to 0.00	0.00	8.38 to 8.38
	2015	16	17.18 to 17.18	272	0.00 to 0.00	0.00	6.69 to 6.69
	2014	14	16.10 to 16.10	224	0.00 to 0.00	0.00	12.89 to 12.89

Science & Technology Trust Series NAV (*)	2018	74	43.66 to 43.66	3,233	0.00 to 0.00	0.00	-0.57 to -0.57
	2017	49	43.91 to 43.91	2,141	0.00 to 0.00	0.09	41.21 to 41.21
	2016	40	31.10 to 31.10	1,238	0.00 to 0.00	0.00	8.41 to 8.41
	2015	31	28.68 to 28.68	877	0.00 to 0.00	0.00	6.78 to 6.78
	2014	24	26.86 to 26.86	639	0.00 to 0.00	0.00	14.24 to 12.95

Select Bond Trust Series I (*)	2018	2	11.90 to 11.90	22	0.00 to 0.00	2.80	-0.43 to -0.43
	2017	2	11.95 to 11.95	22	0.00 to 0.00	2.48	3.67 to 3.67
	2016	2	11.52 to 11.52	21	0.00 to 0.00	1.85	3.06 to 3.06
	2014	2	11.16 to 11.16	24	0.00 to 0.00	3.73	5.53 to 5.53

Select Bond Trust Series NAV (*)	2018	100	11.94 to 11.94	1,190	0.00 to 0.00	2.84	-0.38 to -0.38
	2017	100	11.98 to 11.98	1,198	0.00 to 0.00	2.85	3.65 to 3.65
	2016	98	11.56 to 11.56	1,137	0.00 to 0.00	3.93	3.19 to 3.19
	2015	23	11.20 to 11.20	255	0.00 to 0.00	2.87	0.30 to 0.30
	2014	41	11.17 to 11.17	453	0.00 to 0.00	2.95	5.59 to 2.50

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Short Term Government Income Trust Series I (*)	2018	29	$10.90 to $10.90	$321	0.00% to 0.00%	2.07%	0.84% to 0.84%
	2017	30	10.81 to 10.81	328	0.00 to 0.00	1.35	0.57 to 0.57
	2016	35	10.75 to 10.75	373	0.00 to 0.00	1.72	0.57 to 0.57
	2015	28	10.69 to 10.69	299	0.00 to 0.00	1.75	0.65 to 0.65
	2014	32	10.62 to 10.62	339	0.00 to 0.00	1.97	1.15 to 1.15

Short Term Government Income Trust Series NAV (*)	2018	56	10.95 to 10.95	611	0.00 to 0.00	1.91	0.89 to 0.89
	2017	46	10.86 to 10.86	497	0.00 to 0.00	1.42	0.62 to 0.62
	2016	48	10.79 to 10.79	515	0.00 to 0.00	1.44	0.63 to 0.63
	2015	51	10.72 to 10.72	549	0.00 to 0.00	1.76	0.69 to 0.69
	2014	49	10.65 to 10.65	521	0.00 to 0.00	2.17	1.19 to 0.39

Small Cap Index Trust Series I (*)	2018	4	38.04 to 38.04	148	0.00 to 0.00	0.93	-11.42 to -11.42
	2017	4	42.95 to 42.95	169	0.00 to 0.00	0.45	14.39 to 14.39
	2016	4	37.55 to 37.55	151	0.00 to 0.00	1.23	20.98 to 20.98
	2015	4	31.04 to 31.04	115	0.00 to 0.00	0.96	-4.58 to -4.58
	2014	5	32.52 to 32.52	159	0.00 to 0.00	0.94	4.59 to 4.59

Small Cap Index Trust Series NAV (*)	2018	63	30.42 to 30.42	1,924	0.00 to 0.00	1.00	-11.31 to -11.31
	2017	63	34.30 to 34.30	2,174	0.00 to 0.00	0.50	14.43 to 14.43
	2016	80	29.98 to 29.98	2,384	0.00 to 0.00	1.16	21.02 to 21.02
	2015	102	24.77 to 24.77	2,528	0.00 to 0.00	1.07	-4.59 to -4.59
	2014	100	25.96 to 25.96	2,591	0.00 to 0.00	0.90	7.14 to 4.71

Small Cap Opportunities Trust Series I (*)	2018	3	42.79 to 42.79	118	0.00 to 0.00	0.42	-13.84 to -13.84
	2017	3	49.66 to 49.66	139	0.00 to 0.00	0.42	11.07 to 11.07
	2016	3	44.71 to 44.71	126	0.00 to 0.00	0.45	19.47 to 19.47
	2015	3	37.42 to 37.42	113	0.00 to 0.00	0.09	-5.17 to -5.17
	2014	2	39.46 to 39.46	84	0.00 to 0.00	0.05	2.39 to 2.39

Small Cap Opportunities Trust Series NAV (*)	2018	35	21.11 to 21.11	731	0.00 to 0.00	0.47	-13.81 to -13.81
	2017	35	24.50 to 24.50	847	0.00 to 0.00	0.46	11.18 to 11.18
	2016	34	22.03 to 22.03	759	0.00 to 0.00	0.60	19.51 to 19.51
	2015	68	18.44 to 18.44	1,247	0.00 to 0.00	0.12	-5.12 to -5.12
	2014	58	19.43 to 19.43	1,120	0.00 to 0.00	0.08	3.44 to 2.42

Small Cap Stock Trust Series I (*)	2018	1	30.90 to 30.90	32	0.00 to 0.00	0.00	-5.19 to -5.19
	2017	1	32.59 to 32.59	36	0.00 to 0.00	0.00	26.46 to 26.46
	2016	1	25.77 to 25.77	18	0.00 to 0.00	0.00	2.29 to 2.29
	2015	3	25.19 to 25.19	85	0.00 to 0.00	0.00	-8.85 to -8.85
	2014	3	27.64 to 27.64	95	0.00 to 0.00	0.00	7.57 to 7.57

Small Cap Stock Trust Series NAV (*)	2018	33	36.72 to 36.72	1,221	0.00 to 0.00	0.00	-5.22 to -5.22
	2017	35	38.74 to 38.74	1,352	0.00 to 0.00	0.00	26.70 to 26.70
	2016	32	30.58 to 30.58	968	0.00 to 0.00	0.00	2.27 to 2.27
	2015	37	29.90 to 29.90	1,102	0.00 to 0.00	0.00	-8.78 to -8.78
	2014	17	32.78 to 32.78	573	0.00 to 0.00	0.00	11.05 to 7.60

Small Cap Value Trust Series I (*)	2018	2	27.01 to 27.01	65	0.00 to 0.00	0.60	-12.50 to -12.50
	2017	3	30.87 to 30.87	98	0.00 to 0.00	0.96	3.73 to 3.73
	2016	3	29.76 to 29.76	96	0.00 to 0.00	0.66	22.67 to 22.67
	2015	2	24.26 to 24.26	56	0.00 to 0.00	0.64	-1.36 to -1.36
	2014	0	24.60 to 24.60	10	0.00 to 0.00	0.71	7.18 to 7.18

Small Cap Value Trust Series NAV (*)	2018	24	76.12 to 76.12	1,812	0.00 to 0.00	0.76	-12.45 to -12.45
	2017	19	86.94 to 86.94	1,681	0.00 to 0.00	0.71	3.79 to 3.79
	2016	17	83.77 to 83.77	1,425	0.00 to 0.00	0.79	22.68 to 22.68
	2015	16	68.28 to 68.28	1,098	0.00 to 0.00	0.56	-1.31 to -1.31
	2014	14	69.19 to 69.19	958	0.00 to 0.00	0.78	7.99 to 7.25

Small Company Value Trust Series I (*)	2018	2	48.43 to 48.43	80	0.00 to 0.00	0.37	-12.94 to -12.94
	2017	2	55.63 to 55.63	111	0.00 to 0.00	0.24	11.49 to 11.49
	2016	4	49.89 to 49.89	199	0.00 to 0.00	0.76	32.32 to 32.32
	2015	5	37.71 to 37.71	173	0.00 to 0.00	1.26	-5.60 to -5.60
	2014	7	39.94 to 39.94	268	0.00 to 0.00	0.03	0.11 to 0.11

Small Company Value Trust Series NAV (*)	2018	25	27.71 to 27.71	682	0.00 to 0.00	0.34	-12.93 to -12.93
	2017	47	31.83 to 31.83	1,497	0.00 to 0.00	0.25	11.58 to 11.58
	2016	49	28.53 to 28.53	1,391	0.00 to 0.00	0.86	32.33 to 32.33
	2015	48	21.56 to 21.56	1,037	0.00 to 0.00	1.85	-5.51 to -5.51
	2014	22	22.81 to 22.81	505	0.00 to 0.00	0.05	0.30 to 0.14

Strategic Income Opportunities Trust Series I (*)	2018	6	27.56 to 27.56	167	0.00 to 0.00	3.86	-5.03 to -5.03
	2017	6	29.02 to 29.02	176	0.00 to 0.00	3.28	5.59 to 5.59
	2016	5	27.48 to 27.48	144	0.00 to 0.00	2.24	5.12 to 5.12
	2015	8	26.14 to 26.14	210	0.00 to 0.00	2.26	1.22 to 1.22
	2014	11	25.83 to 25.83	295	0.00 to 0.00	4.12	5.06 to 5.06

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Strategic Income Opportunities Trust Series NAV (*)	2018	90	$20.48 to $20.48	$1,844	0.00% to 0.00%	3.89%	-5.00% to -5.00%
	2017	88	21.56 to 21.56	1,890	0.00 to 0.00	3.22	5.66 to 5.66
	2016	86	20.40 to 20.40	1,752	0.00 to 0.00	2.54	5.19 to 5.19
	2015	130	19.39 to 19.39	2,527	0.00 to 0.00	1.35	1.27 to 1.27
	2014	217	19.15 to 19.15	4,149	0.00 to 0.00	4.44	5.13 to 1.57

Total Bond Market Series Trust NAV (*)	2018	29	25.02 to 25.02	737	0.00 to 0.00	2.72	-0.24 to -0.24
	2017	31	25.08 to 25.08	776	0.00 to 0.00	2.96	3.34 to 3.34
	2016	30	24.27 to 24.27	717	0.00 to 0.00	2.80	2.45 to 2.45
	2015	26	23.69 to 23.69	623	0.00 to 0.00	3.85	0.30 to 0.30
	2014	19	23.62 to 23.62	446	0.00 to 0.00	2.66	6.06 to 2.90

Total Stock Market Index Trust Series I (*)	2018	8	30.40 to 30.40	245	0.00 to 0.00	1.01	-5.70 to -5.70
	2017	13	32.24 to 32.24	418	0.00 to 0.00	1.61	20.59 to 20.59
	2016	6	26.73 to 26.73	154	0.00 to 0.00	1.53	12.38 to 12.38
	2015	5	23.79 to 23.79	117	0.00 to 0.00	1.20	-0.64 to -0.64
	2014	8	23.94 to 23.94	187	0.00 to 0.00	1.19	11.47 to 11.47

Total Stock Market Index Trust Series NAV (*)	2018	42	101.44 to 101.44	4,266	0.00 to 0.00	1.25	-5.66 to -5.66
	2017	42	107.52 to 107.52	4,550	0.00 to 0.00	1.44	20.65 to 20.65
	2016	40	89.11 to 89.11	3,541	0.00 to 0.00	1.58	12.38 to 12.38
	2015	35	79.30 to 79.30	2,747	0.00 to 0.00	1.46	-0.53 to -0.53
	2014	16	79.72 to 79.72	1,275	0.00 to 0.00	1.28	11.46 to 8.79

Ultra Short Term Bond Trust Series I (*)	2018	2	10.31 to 10.31	22	0.00 to 0.00	1.67	1.40 to 1.40
	2017	2	10.17 to 10.17	24	0.00 to 0.00	1.60	0.66 to 0.66
	2016	2	10.10 to 10.10	24	0.00 to 0.00	1.92	0.52 to 0.52

Ultra Short Term Bond Trust Series NAV (*)	2018	31	10.36 to 10.36	321	0.00 to 0.00	1.74	1.53 to 1.53
	2017	33	10.20 to 10.20	341	0.00 to 0.00	1.74	0.62 to 0.62
	2016	28	10.14 to 10.14	288	0.00 to 0.00	1.37	0.67 to 0.67
	2015	10	10.07 to 10.07	103	0.00 to 0.00	1.37	0.01 to 0.01
	2014	12	10.07 to 10.07	119	0.00 to 0.00	1.43	0.03 to -0.14

Utilities Trust Series I (*)	2018	3	41.01 to 41.01	118	0.00 to 0.00	3.31	0.88 to 0.88
	2017	3	40.65 to 40.65	117	0.00 to 0.00	2.41	14.75 to 14.75
	2016	3	35.43 to 35.43	110	0.00 to 0.00	5.37	11.35 to 11.35
	2015	3	31.82 to 31.82	97	0.00 to 0.00	3.29	-14.76 to -14.76
	2014	3	37.33 to 37.33	95	0.00 to 0.00	3.34	12.59 to 12.59

Utilities Trust Series NAV (*)	2018	29	32.88 to 32.88	957	0.00 to 0.00	3.19	0.93 to 0.93
	2017	51	32.57 to 32.57	1,676	0.00 to 0.00	2.70	14.82 to 14.82
	2016	34	28.37 to 28.37	959	0.00 to 0.00	4.60	11.43 to 11.43
	2015	36	25.46 to 25.46	921	0.00 to 0.00	4.56	-14.79 to -14.79
	2014	31	29.88 to 29.88	923	0.00 to 0.00	3.10	12.72 to 2.31

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued):

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 12, file number 333-179571, filed with the Commission in April, 2019.
(d) Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-100664, filed with the Commission on December 17, 2002, and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152407, filed with the Commission in April 2010.
(e) Specimen Application for a Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-33351, filed with the Commission on March 16, 1998.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.
(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel dated April 9, 2001, incorporated by reference to pre-effective amendment number 1, file number 333-33504, filed with the Commission on May 3, 2001.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017. Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment No. 1, File No. 333-221236, filed with the Commission on December 14, 2017. Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 200 Berkeley Street Boston, MA 02116	Director
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director, Vice President
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Gregory Framke*
Gretchen Garrigues*
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad**	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Steven F. Dorval*
John J. Danello**	Chief Counsel
Barbara Goose*	Chief Marketing Officer
Linda Levyne*

Name and Principal Business Address	Position with Depositor
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Abigail M. Armstrong**
Kevin Askew**
Dwayne Bertrand**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
John Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Thomas Carlisle**
Rick A. Carlson*
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Brian Collins*
Marcelle Dahar*
Kenneth D’Amato*
Andreas Deutschmann*
Robert Donahue*
Jeffrey Duckworth*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Carl O. Fowler**
Ryan Fox*
Scott Francolini*
Paul Gallagher**
Thomas C. Goggins**
Susan Ghalili*
Geoff Gittins****
Jeffrey N. Given**
Howard C. Greene**
Christopher Griswold*
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
Kevin Hill*

Name and Principal Business Address	Position with Depositor
James C. Hoodlet*
Steven Hutcheon**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Frank Knox**	CCO – Retail Funds/Separate Accounts
Hung Ko***	Treasury
Diane R. Landers**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Patrick MacDonnell**
Nathaniel I. Margolis**	Chief Counsel
Christopher Maryanopolis*
Robert Maulden**
John B. Maynard**
Karen McCafferty**
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Camille Mucci**
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jacques Ouimet*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Rahim Rajpur*
Jill Rebman***
Charles A. Rizzo**
Robert William Rizzo*
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Ken Ross*
Ronald J. Rovner*
Devon Russell*
Lisa Anne Ryan*
Thomas Samoluk**
Emory W. Sanders*
Jeffrey R. Santerre**
Martin C. Schafer*
Christopher L. Sechler**
Thomas Shea**
Gordon Shone**
Susan Simi**
Darren Smith**

Name and Principal Business Address	Position with Depositor
Rob Stanley*
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*	Controller
Peter de Vries*
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Sameh Youssef*
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2018

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Investment Management Services, LLC (Delaware)
60%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC[2] (Delaware)
99.9%
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[5]
Manulife Property Limited Partnership II (Ontario)[4]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Brian Collins**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company of New York (at the same address), in its capacity as Registrant’s depositor, keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2019.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2019.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair, President and Chief Executive Officer
* Paul M. Connolly	Director
* James D. Gallagher	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, Corporate VUL, SPVL, and Protection VUL (“policies”).
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
Utilities
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
1

Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment account offered through the Accumulation VUL, Corporate VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL, and Simplified Life policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.42%	1.87%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.75%, respectively.
2

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.47%	1.87%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.85%, respectively.
Table of Variable Investment Accounts and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the
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Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
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Portfolio	Subadviser	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
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Portfolio	Subadviser	Investment Objective
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
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General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
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Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the
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policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the
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time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States
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or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.